UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___________ )

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement	Confidential, for use of the Commission only
Definitive Proxy Statement	(as permitted by Rule 14a-6(e)(2))
Definitive Additional Materials
Soliciting Material under Rule 14a-12

Centex Corporation
3333 Holding Corporation

(Name of Registrants As Specified in Their Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

2) Form, Schedule or Registration Statement No.:

3) Filing party:

4) Date filed:

* Set forth the amount on which the filing fee is calculated and state how it was determined.

CENTEX CORPORATION

and

3333 HOLDING CORPORATION

PROXY STATEMENT AND
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
OF EACH CORPORATION

To Be Held July 17, 2003

INDEX

CENTEX CORPORATION

Notice of Annual Meeting of Stockholders Proxy Statement	1 2
3333 HOLDING CORPORATION

Notice of Annual Meeting of Stockholders Proxy Statement	34 35
Appendix A — Centex Corporation Amended and Restated Audit Committee Charter	A-1
Appendix B — Centex Corporation Corporate Governance and Nominating Committee Charter	B-1
Appendix C — Centex Corporation Compensation Committee Charter	C-1
Appendix D — Centex Corporation 2003 Annual Incentive Compensation Plan	D-1
Appendix E — Centex Corporation 2003 Equity Incentive Plan	E-1

     Proxies are being solicited separately by the Boards of Directors of Centex Corporation and 3333 Holding Corporation. To ensure representation of your shares at the annual meetings of BOTH companies, you must vote and submit BOTH proxies by telephone, over the Internet or by mail in the manner described in the accompanying proxies. Stockholders are encouraged to review the accompanying proxy statement of EACH company carefully.

CENTEX CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
3333 HOLDING CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D
APPENDIX E

-i-

Compensation Committee	21
Performance Graph	22
Section 16(a) Beneficial Ownership Reporting Compliance	23
CERTAIN TRANSACTIONS	23
ITEM 2. PROPOSAL TO APPROVE THE CENTEX CORPORATION 2003 ANNUAL INCENTIVE COMPENSATION PLAN	24
Description of the Annual Incentive Compensation Plan	24
Federal Income Tax Consequences	25
Recommendation of the Board of Directors	25
ITEM 3. PROPOSAL TO APPROVE THE CENTEX CORPORATION 2003 EQUITY INCENTIVE PLAN	25
Description of the 2003 Equity Incentive Plan	26
Eligibility	26
Shares Available for Awards	26
Administration	26
Employee Awards	27
Non-employee Director Awards	28
Termination of Employment or Service as a Director	28
Change in Control	28
Deferred Payment	29
Amendment, Modification, and Termination	29
Prior Plans	29
Federal Income Tax Consequences	30
Stock Awards	30
Stock Options	30
General	30
Tax Deductibility Cap	30
Recommendation of the Board of Directors	31
ITEM 4. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	31
Recommendation of the Board of Directors	31
RELATIONSHIP WITH INDEPENDENT AUDITORS	31
Audit Fees	31
STOCKHOLDER PROPOSALS	32
ELECTRONIC DELIVERY OF FUTURE ANNUAL REPORTS AND PROXY STATEMENTS	32
FORM 10-K	33
3333 HOLDING CORPORATION	34
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	34
PROXY STATEMENT	35
INTRODUCTION	35
Purposes of the Annual Meeting	35
Recommendation of the Board of Directors	35
TANDEM SECURITIES	35
RECORD DATE AND VOTING	36
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	37
Management	37
Certain Beneficial Owners	38
ITEM 1. ELECTION OF DIRECTORS	39
Nominees for Directors	39
Board Meetings, Fees, Committees and Attendance Records	40
Audit Committee	40
Compensation Committee	41

-ii-

Nomination and Corporate Governance Committee	42
EXECUTIVE COMPENSATION	42
Compensation Committee Interlocks and Insider Participation in Compensation Decisions	44
Report of Compensation Committee on Executive Compensation	44
Base Salary	45
Incentive Bonus	46
Long-term Compensation	46
CEO Compensation	46
Compensation Committee	46
Performance Graph	46
Section 16(a) Beneficial Ownership Reporting Compliance	46
CERTAIN TRANSACTIONS	47
Sales and Purchases	47
Other	47

ITEM 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	49
RELATIONSHIP WITH INDEPENDENT AUDITORS	49
Audit Fees	49
STOCKHOLDER PROPOSALS	50
ELECTRONIC DELIVERY OF FUTURE ANNUAL REPORTS AND PROXY STATEMENTS	50
FORM 10-K	50
Appendix A — Centex Corporation Amended and Restated Audit Committee Charter	A-1
Appendix B — Centex Corporation Corporate Governance and Nominating Committee Charter	B-1
Appendix C — Centex Corporation Compensation Committee Charter	C-1
Appendix D — Centex Corporation 2003 Annual Incentive Compensation Plan	D-1
Appendix E — Centex Corporation 2003 Equity Incentive Plan	E-1

-iii-

CENTEX CORPORATION
2728 N. Harwood
Dallas, Texas 75201

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 17, 2003

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Centex Corporation, a Nevada corporation (“Centex”), will be held in the auditorium of the Dallas Museum of Art, 1717 N. Harwood, in the City of Dallas, Texas on Thursday, July 17, 2003 at 9:00 a.m. (C.D.T.) for the following purposes:

(1)	To elect four directors comprising a class of directors to serve until the Annual Meeting of Stockholders in 2006, or until their successors are elected and qualified.

(2)	To consider and vote on a proposal to approve the Centex Corporation 2003 Annual Incentive Compensation Plan.

(3)	To consider and vote on a proposal to approve the Centex Corporation 2003 Equity Incentive Plan.

(4)	To vote upon the ratification of the appointment of Ernst & Young LLP as the independent auditors of Centex Corporation for fiscal year 2004.

(5)	To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of Centex has fixed the close of business on May 29, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting. The transfer books will not be closed.

     You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, you can be sure your shares are represented at the meeting by promptly voting and submitting your Centex proxy by telephone, by Internet or by completing, signing, dating and returning the accompanying form of Centex proxy in the enclosed envelope. Your Centex proxy will be returned to you if you choose to attend the meeting and request such return.

By Order of the Board of Directors

RAYMOND G. SMERGE Executive Vice President, Chief Legal Officer and Secretary

Dallas, Texas
June 16, 2003

     Proxies are being solicited separately by the Boards of Directors of Centex Corporation and 3333 Holding Corporation. To ensure representation of your shares at the annual meetings of BOTH companies, you must vote and submit BOTH proxies by telephone, over the Internet or by mail in the manner described in the accompanying proxies.

CENTEX CORPORATION

PROXY STATEMENT

Annual Meeting of Stockholders
To Be Held July 17, 2003

INTRODUCTION

     The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the Board of Directors of Centex Corporation, a Nevada corporation (“Centex”), for use at the Annual Meeting of Stockholders of Centex to be held on July 17, 2003, and at any adjournment thereof (the “Annual Meeting”). The mailing address of the executive offices of Centex is 2728 N. Harwood, Dallas, Texas 75201. The approximate date on which this proxy statement and accompanying proxy were first sent to stockholders was on or about June 16, 2003.

Purposes of the Annual Meeting

     At the Annual Meeting, action will be taken upon the following matters:

(1)	Election of four directors comprising a class of directors to serve until the Annual Meeting of Stockholders in 2006, or until their successors are elected and qualified.

(2)	To consider and vote on a proposal to approve the Centex Corporation 2003 Annual Incentive Compensation Plan.

(3)	To consider and vote on a proposal to approve the Centex Corporation 2003 Equity Incentive Plan.

(4)	To ratify the appointment of Ernst & Young LLP as the independent auditors of Centex Corporation for fiscal year 2004.

(5)	Such other business as may properly come before the Annual Meeting.

     The Board of Directors of Centex (the “Board” or the “Board of Directors”) does not know of any matters that may be acted upon at the Annual Meeting other than the matters set forth in items (1), (2), (3) and (4) above.

Recommendation of the Board of Directors

     The Board of Directors of Centex recommends a vote FOR the election of the four nominees for director of Centex named in the accompanying Centex proxy, a vote FOR the approval of the Centex Corporation 2003 Annual Incentive Compensation Plan, a vote FOR the approval of the Centex Corporation 2003 Equity Incentive Plan and a vote FOR the ratification of the appointment of Ernst and Young LLP as auditors for fiscal year 2004.

TANDEM SECURITIES

     On November 30, 1987, Centex distributed as a dividend to its stockholders, through a nominee (such nominee and its successors are referred to as the “Nominee”), all of the 1,000 issued and outstanding shares of common stock, par value $.01 per share (“Holding Common Stock”), of 3333 Holding Corporation, a Nevada corporation (“Holding”), and 900 of the issued and outstanding warrants (the “Stockholder Warrants”) to purchase Class B Units of limited partnership interest in Centex Development Company, L.P., a Delaware limited partnership (the “Partnership”). 3333 Development Corporation, a Nevada corporation and a wholly-owned subsidiary of Holding, is the general partner of the Partnership.

     The Nominee holds the shares of Holding Common Stock and the Stockholder Warrants on behalf of and for the benefit of persons who are from time to time the holders of the common stock, par value $.25 per share (“Centex Common Stock”), of Centex (“Centex Stockholders”). Each Centex Stockholder owns a beneficial interest in that portion of the Holding Common Stock and the Stockholder Warrants that the total number of shares of Centex Common Stock held by such stockholder bears to the total number of shares of Centex Common Stock outstanding from time to time. This beneficial interest of the Holding stockholders is not represented by a separate certificate or receipt. Instead, each Centex Stockholder’s beneficial interest in such pro rata portion of the shares of Holding Common Stock and the Stockholder Warrants is represented by the certificate or certificates evidencing such Centex Stockholder’s Centex Common Stock, and is currently tradable only in tandem with, and as a part of, each such Centex Stockholder’s Centex Common Stock. These restrictions on transfer are imposed by the terms of a nominee agreement (the “Nominee Agreement”) by and among Centex, Holding, the Partnership and the Nominee. Centex Common Stock certificates issued after the date of the Nominee Agreement bear a legend referring to the restrictions on transfer imposed thereby.

     Proxies are being solicited separately by the Boards of Directors of Centex Corporation and 3333 Holding Corporation. To ensure representation of your shares at the annual meetings of BOTH companies, you must vote and submit BOTH proxies by telephone, over the Internet or by mail in the manner described in the accompanying proxies.

ABOUT THE MEETING

Who Can Vote

     Record holders of Centex Common Stock at the close of business on May 29, 2003 may vote at the Annual Meeting. On that date, the issued and outstanding capital stock of Centex entitled to vote at the Annual Meeting consisted of 62,380,365 shares of Centex Common Stock. Each holder of Centex Common Stock will be entitled to one vote per share upon the election of directors and each other matter that is described above or that may be properly brought before the Annual Meeting. There are no cumulative voting rights.

How You Can Vote

     Centex Stockholders can vote their Centex shares at the Annual Meeting by voting and submitting the accompanying Centex proxy by telephone, over the Internet, or by completing, signing, dating and returning the Centex proxy in the enclosed envelope.

How Proxies Will be Voted

     Shares represented by valid proxies received by telephone, over the Internet or by mail will be voted at the Annual Meeting in accordance with the directions given. If no specific choice is indicated, the shares represented by all valid proxies received will be voted FOR the election of the four nominees for director named in the proxy, FOR the approval of the Centex Corporation 2003 Annual Incentive Compensation Plan, FOR the approval of the Centex Corporation 2003 Equity Incentive Plan, and FOR the ratification of the appointment of Ernst & Young LLP as auditors for fiscal year 2004.

     The Board does not intend to present, and has no information that others will present, any business at the Annual Meeting other than as is set forth in the attached Notice of Annual Meeting of Stockholders of Centex. However, if other matters requiring the vote of stockholders come before the Annual Meeting, it is the intention of the persons named in the accompanying form of Centex proxy to vote the proxies held by them in accordance with their best judgment in such matters.

How to Revoke Your Proxy

     Any Centex Stockholder has the unconditional right to revoke his, her or its Centex proxy at any time prior to the voting thereof by submitting a later-dated proxy, by attending the Annual Meeting and voting in person or by written notice to Centex addressed to Raymond G. Smerge, Secretary, Centex Corporation, 2728 N. Harwood,

Dallas, Texas 75201. No such revocation will be effective, however, unless received by Centex at or prior to the Annual Meeting.

Required Vote

     The presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of Centex Common Stock is necessary to constitute a quorum. Abstentions and, by definition, broker non-votes will be counted as present for the purpose of establishing a quorum. The four nominees for director receiving a plurality of the votes cast at the meeting in person or by proxy shall be elected. All other matters will be adopted if the number of votes cast for the proposal exceed the number of votes cast against the proposal, provided that Proposal 3 requires the approval of a majority of the votes cast, in person or by proxy, at the meeting, but broker non-votes will not be considered as votes cast at the meeting for this purpose.

Expenses of Soliciting Proxies

     The cost of soliciting proxies for the Annual Meeting will be borne by Centex. Solicitation may be made by mail, personal interview, telephone or other electronic means by officers and other employees of Centex, who will receive no additional compensation therefor. To aid in the solicitation of proxies, Centex has retained the firm of Georgeson Shareholder Communications Inc., which will receive a fee of approximately $8,500, plus out-of-pocket expenses. In addition Georgeson will charge a fee of $5.00 for each telephone call it makes soliciting a proxy. Centex will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Management

     The following table sets forth information as of May 29, 2003 with respect to the beneficial ownership of shares of Centex Common Stock by each director, director nominee and executive officer named in the Summary Compensation Table under “Executive Compensation,” individually itemized, and by all directors, director nominees and executive officers of Centex as a group (16 persons). Except as otherwise indicated, all shares are owned directly, and the owner has the sole voting and investment power with respect thereto.

	Centex Common Stock(1)

	Number of Shares		Percent
Name of Beneficial Owner	Beneficially Owned		of Class

Barbara T. Alexander	37,057		*
Dan W. Cook III	94,597		*
Leldon E. Echols	153,358		*
Juan L. Elek	102,899		*
Timothy R. Eller	1,002,115	(2)	1.61%
Thomas J. Falk	2,000		*
Laurence E. Hirsch	2,215,715		3.6%
Clint W. Murchison, III	141,257		*
Charles H. Pistor, Jr.	110,961		*
Frederic M. Poses	5,504		*
David W. Quinn	279,084		*
Thomas M. Schoewe	8,221		*
Raymond G. Smerge	197,008		*
Robert S. Stewart	64,911		*
Paul T. Stoffel	323,713	(3)	*
All directors, director nominees and executive officers of Centex as a group (16 persons)	4,738,400		7.60%

*	Less than 1%.

(1)	Shares covered by stock options that are outstanding under the Centex Corporation Amended and Restated 1987 Stock Option Plan or the Centex Corporation 2001 Stock Plan and exercisable on May 29, 2003 or within 60 days thereafter are included as “beneficially owned” pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”). Amounts include the following shares that may be acquired upon exercise of such stock options: Ms. Alexander — 19,512 shares; Mr. Cook — 91,597 shares; Mr. Echols — 142,463 shares; Mr. Elek — 101,899 shares; Mr. Eller — 740,597 shares; Mr. Hirsch — 1,097,505 shares; Mr. Murchison — 90,447 shares; Mr. Pistor — 57,897 shares; Mr. Poses — 4,504 shares; Mr. Quinn — 264,915 shares; Mr. Schoewe — 5,621 shares; Mr. Smerge — 164,970 shares; Mr. Stewart — 49,980 shares; Mr. Stoffel — 83,524 shares; and all directors, director nominees and executive officers of Centex as a group — 2,905,431 shares. In addition, this table includes shares of Centex Common Stock that are deemed to be beneficially owned as of May 29, 2003 pursuant to the Centex Common Stock Fund of the Amended and Restated Profit Sharing and Retirement Plan of Centex Corporation, a defined contribution plan (the “Profit Sharing Plan”), as follows: Mr. Eller — 5,511 shares; Mr. Hirsch — 4,860 shares; Mr. Quinn — 3,769 shares; Mr. Smerge — 2,002 shares; and all executive officers of Centex as a group — 16,162 shares.

Amounts also include shares of Centex Common Stock that are owned indirectly by limited partnerships of such directors, director nominees and executive officers on May 29, 2003 as follows: Mr. Eller — 82,400 shares; Mr. Hirsch — 240,000 shares; Mr. Pistor — 40,664 shares; and all directors, director nominees and executive officers of Centex as a group - 363,064 shares. Amounts also include restricted shares of Centex Common Stock granted as of: (a) May 14, 2003: Mr. Echols — 7,895 shares; Mr. Eller — 17,272 shares; Mr. Hirsch — 20,000 shares; Mr. Smerge — 6,316 shares; Mr. Stewart — 4,211 shares; (b) April 1, 2002: Mr. Hirsch — 19,850 shares; (c) April 3, 2001: Mr. Eller — 25,000 shares; Mr. Hirsch - 25,000 shares; and Mr. Quinn — 20,000 shares; and (d) July 19, 2001: Ms. Alexander — 1,000 shares; Mr. Cook — 1,000 shares; Mr. Elek — 1,000 shares; Mr. Murchison — 1,000 shares; Mr. Pistor — 1,000 shares; Mr. Poses — 1,000 shares; and Mr. Stoffel — 1,000 shares. As of May 29, 2003, directors and executive officers of Centex as a group owned 152,544 restricted shares of Centex Common Stock. The recipients are entitled to receive dividends on the restricted shares and have the right to vote the restricted shares.

(2)	Includes 131,335 shares which Mr. Eller has the right to receive under Centex’s Long Term Incentive Plan.

(3)	This amount excludes 10,000 shares owned by Mr. Stoffel’s spouse as to which Mr. Stoffel has disclaimed beneficial ownership pursuant to the rules and regulations of the SEC.

Certain Beneficial Owners

     The following table sets forth information with respect to the holders of shares of Centex Common Stock who are known to Centex to be beneficial owners of more than five percent of such shares outstanding.

	Centex Common Stock

	Number of Shares	Percent
Name and Address of Beneficial Owner	Beneficially Owned	of Class

AXA Assurances I.A.R.D. Mutuelle(1)	5,882,758	9.4%
370 Rue Saint Honore
Paris, France 75001

Greenhaven Associates, Inc.(2)	4,330,300	6.9%
Three Manhattanville Road
Purchase, New York 10577

(1)	Based solely upon information contained in the Schedule 13G of AXA Assurances I.A.R.D. Mutuelle filed with the Commission on February 12, 2003 with respect to shares of Centex Common Stock owned as of December 31, 2002 (the “AXA Assurances I.A.R.D. Mutuelle 13G”), but calculating the percentage shown by dividing the number of such shares of Centex Common Stock by the total number of shares of Centex Common Stock issued and outstanding on May 29, 2003. According to the AXA Assurances I.A.R.D. Mutuelle 13G, such number includes the following: sole voting power — 2,991,465; shared voting power — 646,115; sole dispositive power — 5,290,498 and shared dispositive power — 592,260.

(2)	Based solely upon information contained in the Schedule 13G of Greenhaven Associates, Inc. filed with the Commission on January 21, 2003 with respect to shares of Centex Common Stock owned as of December 31, 2002 (the “Greenhaven 13G”), but calculating the percentage shown by dividing the number of such shares of Centex Common Stock by the total number of shares of Centex Common Stock issued and outstanding on May 29, 2003. According to the Greenhaven 13G, such number includes 1,031,000 shares over which Greenhaven Associates, Inc. had both sole voting power and sole dispositive power, and 3,299,300 shares over which Greenhaven Associates, Inc. had shared dispositive power.

ITEM 1. ELECTION OF DIRECTORS

     Centex’s Amended and Restated By-laws provide for the division of the Board into three classes, with the directors in each class to hold office for staggered terms of three years each. Each class of directors is to consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board. There are presently four directors in the class whose term expires at the Annual Meeting, four directors in the class whose term expires at the 2004 annual meeting and four directors in the class whose term expires at the 2005 annual meeting. Charles H. Pistor, Jr., who is currently a member of the Board of Directors, having reached mandatory retirement age, is not standing for re-election. The Board has appointed Thomas J. Falk as a director of Centex in the class whose term expires at the 2005 Annual Meeting. However, upon the retirement of Mr. Pistor, Mr. Falk will replace him in the class whose term expires at the Annual Meeting, and Mr. Falk will stand for election at the Annual Meeting. Accordingly, at the Annual Meeting, four directors are to be elected to serve until the 2006 annual meeting or until their successors are elected and qualified. Unless contrary instructions are indicated on the proxy, it is intended that the shares represented by the accompanying Centex proxy will be voted for the election of the four nominees for director named below or, if any of such nominees becomes unavailable (which is not anticipated), for such substitute nominees as the Board shall designate. A plurality of votes cast at the Annual Meeting, in person or by proxy, is required to elect such nominees. The Board recommends that the Centex Stockholders vote FOR the election of such nominees. The biographical information appearing below regarding the nominees for director and the continuing directors has been furnished to Centex by the respective nominees and directors.

Nominees for Director Standing for Election

     Dan W. Cook III, 68, is a member of the Compensation Committee and the Corporate Governance and Nominating Committee of the Board and has been a director since 1993. Mr. Cook has been engaged in private investments as his principal business for more than the past five years. He was a Senior Director of Goldman, Sachs & Co. from 1999 to 2001. From 1992 until 1999, Mr. Cook was a limited partner of The Goldman Sachs Group, L.P., and from 1977 until 1992, he was a general partner of Goldman, Sachs & Co. Mr. Cook is also a director of Brinker International, Inc. and a senior advisor to MHT Partners.

     Thomas J. Falk, 44, was recently appointed to the Board on May 14, 2003. He is the Chairman and Chief Executive Officer of Kimberly-Clark Corporation (“K-C”), a major consumer products company, having been elected Chairman of the Board and Chief Executive Officer of K-C, effective February 18, 2003, and President and Chief Executive Officer of K-C effective September 12, 2002. Prior to that, he served as President and Chief Operating Officer of K-C since his election in 1999. Mr. Falk previously had been elected Group President-Global Tissue, Pulp and Paper in 1998, where he was responsible for K-C’s global tissue businesses. He also was responsible for the Wet Wipes and Neenah Paper sectors, Pulp Operations and Consumer Business Services, Environment and Energy and Human Resources organizations. Mr. Falk joined K-C in 1983 and has held other senior management positions in K-C. Mr. Falk received his bachelors degree in accounting from the University of Wisconsin in 1980, and his masters of science in management from Stanford University in 1989. He serves as a national trustee of the Boys and Girls Clubs of America and is on the Dallas Regional Advisory Board for JPMorgan Chase.

     Laurence E. Hirsch, 57, is Chairman of the Board and Chief Executive Officer of Centex and is Chair of the Executive Committee of the Board. Mr. Hirsch has been a director since 1985. Mr. Hirsch has served as Chief Executive Officer of Centex since July 1988 and as Chairman of the Board since July 1991, and he served as President from March 1985 to July 1991. Mr. Hirsch is also Chairman of the Board of Directors of Centex Construction Products, Inc., a 65%-owned subsidiary of Centex (“CXP”). On April 1, 2003 he assumed the title of Chief Executive Officer of CXP. He also served as Chairman of the CXP board from January 1994 through December 1997 and from July 1999 to the present. In addition, he serves as a director of Belo Corp. and Luminex Corporation, and as an advisory director of Heidelberger Zement AG.

     Thomas M. Schoewe, 50, was elected to Centex’s Board of Directors in October 2001 and is a member of the Compensation Committee of the Board. He is the Executive Vice President and Chief Financial Officer of Wal-Mart Stores, Inc., where he has served since January 2000. Prior to joining Wal-Mart Stores, Mr. Schoewe spent 14 years at Black and Decker Corp., most recently as Senior Vice President and Chief Financial Officer. Previously, he had a 12-year career with Beatrice Companies, where he was Chief Financial Officer and Controller of Beatrice

Consumer Durables, Inc. A native of the Chicago area, Mr. Schoewe is a graduate of Loyola University of Chicago, where he earned a BBA degree in finance. He also attended the University of Chicago’s executive MBA program and is a member of the Financial Executives Institute.

     Term Expiring in 2004

     Clint W. Murchison, III, 56, is a member of the Compensation Committee of the Board and has been a director since 1979. For more than the past five years, Mr. Murchison has been engaged in private real estate development and other investments as his principal business.

     Frederic M. Poses, 60, is a member of the Audit Committee and the Corporate Governance and Nominating Committee of the Board and was elected to the Board of Directors in July 2001. He has been Chairman and Chief Executive Officer of American Standard Companies Inc. since January 2000 and has served as a director of that company since October 1999. Before that time, beginning in 1998, he was President and Chief Operating Officer of Allied Signal, Inc., where he had spent his entire 30-year business career, starting as a financial analyst in 1969 and serving in various capacities, including President of the Engineered Materials business beginning in April 1988. He was also a director of AlliedSignal, Inc. from 1997 until October 1999. Mr. Poses also serves as a director of Raytheon Company.

     David W. Quinn, 61, retired as Vice Chairman of the Board and as an employee of Centex on March 31, 2002. Mr. Quinn is a director and has been since 1989. Mr. Quinn was elected Vice Chairman of the Board of Centex in May 1996 and was Chief Financial Officer of Centex from February 1987 until June 1997 and from October 1997 through May 2000. Mr. Quinn served as Executive Vice President of Centex from February 1987 until his election as Vice Chairman of the Board. Mr. Quinn is also a director of CXP and Elk Corp.

     Paul T. Stoffel, 69, is a member of the Audit Committee of the Board and has been a director since 1968. For more than the past five years, Mr. Stoffel has been Chairman of Paul Stoffel Capital Corporation, which is actively engaged in both public and private investments, as his principal business. Mr. Stoffel was formerly Managing Director of PaineWebber, Inc. Investment Banking. Mr. Stoffel is also a director of Holly Corporation.

     Term Expiring in 2005

     Barbara T. Alexander, 54, is Chair of the Audit Committee of the Board and has been a director since 1999. Since October 1999, Ms. Alexander has served as a Senior Advisor of UBS Warburg LLC and its predecessors (“UBSW”). Before that time, beginning in January 1992, she served as a Managing Director of UBSW, where she managed the Construction and Furnishings Group (North America) in the Corporate Finance Department. Prior to joining UBSW, Ms. Alexander was a managing director in the corporate finance department of Salomon Brothers. Ms. Alexander is past Chairman of the Board of the Joint Center for Housing Studies at Harvard University and is currently a member of that board’s Executive Committee and an Executive Fellow of the Joint Center for Housing Studies at Harvard University. Ms. Alexander also serves as a director of Harrah’s Entertainment, Inc.

     Juan L. Elek, 59, is Chair of the Corporate Governance and Nominating Committee of the Board and has been a director since 1995. Mr. Elek is founder and Co-Chairman of the Mexican investment-banking firm of Elek, Moreno, Valle y Asociados, where he has served since 1984. From 1978 through 1984, Mr. Elek held various positions with Banamex Financial Group, including Adjoining Managing Director and Head of International Banking. Mr. Elek is currently on the Board of Trustees of Southern Methodist University.

     Timothy R. Eller, 54, was elected President and Chief Operating Officer of Centex in April 2002 and has been a director since July 18, 2002. Mr. Eller joined Centex Homes’ Illinois operations in 1973 and was named Project Manager for the Illinois division in 1975. He became Vice President of the Minnesota division in 1977 and the division’s President in 1981. He was named an Executive Vice President of Centex Real Estate Corporation in 1985 and elected as the company’s President and Chief Operating Officer in January 1990. In July 1991, he was named President and Chief Executive Officer of Centex Homes and assumed the position as Chairman of Centex Homes in April 1998 through April 2003. In August 1998, Mr. Eller was named Executive Vice President of Centex. Mr. Eller is the Chairman of the High Production Home Builders Council of the National Association of Home Builders

and is a life trustee of the National Housing Endowment. He is Chairman of the Policy Advisory Board for Harvard University’s Joint Center for Housing Studies, and serves on the Advisory Board of JP Morgan Chase Dallas Region and the Board of Trustees of the Nature Conservancy of Texas. Mr. Eller has a B.S. in construction management from the University of Nebraska.

Board Meetings, Fees, Committees and Attendance Records

     During Centex’s fiscal year ended March 31, 2003, the Board held four regularly scheduled meetings and each director attended all of the meetings of the Board. In addition, all directors attended all their respective committee meetings except as otherwise noted below.

     Board members who are not employees of Centex or any of its subsidiaries receive compensation in the amount of $130,000 per year, of which one-half must be received in the form of an option to purchase shares of Centex Common Stock. Each director may elect to receive all or a portion of the remaining $65,000 in cash or in an additional option to purchase shares of Centex Common Stock. For such purposes, options are valued on the Black-Scholes method. Each non-employee Committee Chair receives $15,000 per year for serving on a Board committee. All Board members are eligible to receive stock option grants and are reimbursed for reasonable expenses of attending meetings. In July 2001, each director was given a grant of 1,000 shares of restricted Centex Common Stock. These shares vest in April 2004, and are subject to forfeiture prior thereto if the director leaves the Board (other than pursuant to retirement at age 70 or older) or if the director acquires certain interests in a business competitive to Centex.

     Audit Committee

     The Audit Committee is composed of three directors who satisfy the independence requirements set forth in (i) Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules adopted by the Securities and Exchange Commission (the “SEC”) thereunder and (ii) the corporate governance and other listing standards of the New York Stock Exchange as in effect from time to time (the “NYSE Standards”). The Audit Committee functions under a Charter, which was revised and readopted by the Board of Directors on May 14, 2003, attached to this Proxy Statement as Appendix A. The Board of Directors has determined that one or more of the members of the Audit Committee meets the definition of “audit committee financial expert” as such term is defined under the rules of the SEC. The Audit Committee assists the Board in its general oversight of (i) the integrity of Centex’s financial statements, (ii) Centex’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence and (iv) the performance of Centex’s internal audit function and independent auditors.

     The following are certain key responsibilities of the Audit Committee:

•	the selection, appointment, compensation, evaluation, retention and oversight of the work of any independent auditors engaged to issue an audit report or related work or performing other audit, review or attest services for Centex, including all audit engagement fees, and approving all non-audit services

•	establishment of procedures for (i) the receipt, retention and treatment of complaints received by Centex regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by Centex employees of concerns regarding questionable accounting or auditing matters

•	discuss the annual audited financial statements and quarterly financial statements of Centex and other significant financial disclosures (including press releases and financial information and earnings guidance provided to analysts and rating agencies) with management and the independent auditors of Centex

•	discuss policies with respect to risk assessment and risk management

•	prepare the report required to be included in Centex’s annual proxy statement regarding review of financial statements and auditor independence (the report for fiscal year 2003 is included below)

•	review and reassess at least annually the adequacy of the Audit Committee Charter and recommend appropriate changes to the Board.

     The Audit Committee also reviews Centex’s corporate compliance program. The Audit Committee meets separately with the independent auditors and with members of the internal audit staff, outside the presence of Centex’s management or other employees, to discuss matters of concern, to receive recommendations or suggestions for change and to exchange relevant views and information. During the last fiscal year, the Audit Committee held five face to face meetings that were attended by all members except Mr. Stoffel, who missed one meeting. The Audit Committee also held six telephonic meetings, each of which typically addressed a specific topic. Mr. Stoffel participated in one of these meetings and in some cases he had reviewed and taken the same position as the rest of the Committee on the topic in advance of the meetings he was unable to attend.

Report of Audit Committee

To the Board of Directors of Centex Corporation:

     We have reviewed and discussed with management Centex Corporation’s audited financial statements as of and for the year ended March 31, 2003.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications, by the Auditing Standards Board of the American Institute of Auditors.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence. We have also considered whether the auditors’ provision of non-audit services to Centex Corporation and its affiliates is compatible with the auditors’ independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in Centex Corporation’s Annual Report on Form 10-K for the year ended March 31, 2003.

Audit Committee of the Centex Corporation Board of Directors

Barbara T. Alexander, Chairman
Frederic M. Poses
Paul T. Stoffel
May 14, 2003

     Corporate Governance and Nominating Committee

     The Corporate Governance and Nominating Committee is composed of three directors who are independent under applicable New York Stock Exchange listing standards. Pursuant to its charter, which is attached as Appendix B hereto, the Corporate Governance and Nominating Committee is responsible for advice and counsel to the Board and management regarding, and oversight of, the Company’s governance, including the selection and compensation of directors and the Board’s practices and effectiveness. The Committee does not solicit director nominations, but will consider recommendations sent to the Secretary of Centex at 2728 N. Harwood, Dallas, Texas 75201 that set forth:

     (i)  the name and address of the stockholder who intends to make the nomination and of the person(s) to be nominated;

     (ii)  a representation that the stockholder is a holder of record of stock of Centex entitled to vote at the annual meeting of stockholders and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the letter;

     (iii)  a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder;

     (iv)  such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated by the Board; and

     (v)  the consent of each nominee to serve as a director of Centex if so elected. Any such letter must be received by Centex not later than April 18, 2004, for consideration at the 2004 annual meeting.

     During the last fiscal year, the Corporate Governance and Nominating Committee held two meetings that were attended by all members.

     Compensation Committee

     The Compensation Committee is composed of three “non-employee directors” as defined by Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended, who are independent under applicable New York Stock Exchange listing standards. Pursuant to its charter, which is attached as Appendix C hereto, the Compensation Committee assists the Board in (i) assessing whether the various compensation programs of Centex are designed to attract, motivate and retain the senior management necessary for Centex to deliver consistently superior results and are performance based, market driven and shareholder aligned, (ii) its oversight of specific incentive compensation plans adopted by Centex, with the approval of the Committee, including stock plans, supplemental executive retirement plans and short term and long term incentive compensation plans for members of senior management of Centex, (iii) assessing the effectiveness of succession planning relative to senior management of the principal subsidiaries of Centex, (iv) its approval, review and oversight of benefit plans of Centex, and (v) its oversight of the performance and compensation of the Chief Executive Officer of Centex and the other members of the senior management team of Centex. During the last fiscal year, the Compensation Committee held three meetings that were attended by all members. In addition, the Compensation Committee acted by unanimous written consent in lieu of meeting six times during fiscal year 2003.

Corporate Governance Guidelines

     The Corporate Governance and Nominating Committee has recently reviewed and recommended changes to Centex’s corporate governance guidelines and policies in order to strengthen Centex’s corporate governance and to comply with the requirements that have been or may be adopted by the SEC to implement the Sarbanes-Oxley Act of 2002 and new listing requirements proposed by the New York Stock Exchange. The Board approved these changes, and a summary of the new guidelines is set forth below, subject to further changes as final rules are issued by the SEC and the New York Stock Exchange.

     Director Independence

     A majority of directors shall be independent, and the Audit, the Compensation and the Corporate Governance and Nominating Committees are all composed entirely of independent directors. Independence for these purposes shall mean the independence requirements set forth in the Securities Exchange Act of 1934, as amended, and the rules adopted by the Securities and Exchange Commission thereunder and the corporate governance and other listing standards of the New York Stock Exchange as in effect from time to time.

     Other Director Qualifications

     The qualifications of all directors are considered at the time a director is recommended for election by the Corporate Governance and Nominating Committee. Centex seeks directors with the highest personal and professional character and integrity who have outstanding records of accomplishment in diverse fields of endeavor and who have obtained leadership positions in their chosen business or profession. These persons should have demonstrated exceptional ability and judgment and have substantial experience of relevance to Centex. No person may stand for election as a director if 70 years of age or older.

     Changes in Personal Circumstances

     Each director will tender a resignation from the Board in the event of a material change in his or her personal circumstances, including a change in principal job responsibilities (other than a promotion with the director’s current employer). The decision whether to accept the resignation would be made by the Board, with a recommendation from the Corporate Governance and Nominating Committee.

     Service on Outside Boards

     Although there is no fixed limit on the number of other boards on which a director may serve, board memberships are considered along with other time commitments a prospective director may have and the effect this may have on his or her ability to serve effectively on the Centex Board of Directors. These factors will also be considered at the time of the annual performance evaluation of the Board and Committees referred to below.

     Director Responsibilities; Distributions of Board Materials

     Directors are expected to maintain a good attendance record, and familiarize themselves with the materials distributed prior to each Board or committee meeting. Absent special circumstances, such materials are provided at least three business days before the meeting, and earlier for major transactions.

     Board Agendas

     All directors may place items on agendas for Board meetings. Agendas for the meetings of committees of the Board are cleared by the chair of the Committee, and committee members may place items on the agenda.

     Lead Director

     The Board has appointed Charles H. Pistor, Jr. as its lead director. A new lead director will be appointed by the Board from among the independent directors at the upcoming annual meeting since Mr. Pistor is retiring from the Board. The lead director has been given the following responsibilities:

•	make recommendations to the Board regarding the structure of Board meetings

•	recommend matters for consideration by the Board

•	set Board meeting agenda in collaboration with the Chief Executive Officer

•	determine appropriate materials to be provided to the directors

•	lead executive sessions of the Board

•	serve as an independent point of contact for stockholders wishing to communicate with the Board other than through the Chairman

•	assign tasks to the appropriate committees

•	with the approval of the Corporate Governance and Nominating Committee, oversee the annual evaluation of the Board and its Committees.

     Meetings of Independent Directors

     The independent directors meet immediately after all Board meetings without management present.

     Director Access to Management and Independent Advisors

     All directors are able to directly contact members of management, including, in the case of the Audit Committee, direct access to the head of internal audit. Broad management participation is encouraged in presentations to the Board, and senior management and operations personnel making presentations frequently attend dinner meetings with the Board of Directors on the evening before the presentation. The Board and its Committees are empowered to hire at Centex’s expense their own financial, legal and other experts to assist them in addressing matters of importance to Centex. The Compensation Committee works directly with an executive compensation consultant.

     Director Compensation

     Directors are required to receive at least 50% of their total annual compensation of $130,000 in the form of an option to purchase shares of Centex Corporation common stock, and are permitted to choose a larger percentage of their compensation in the form of such an option. Each Committee Chair (other than the Executive Committee) receives additional compensation of $15,000 per year. Board members are eligible to receive stock options and restricted stock, but do not receive any other types of compensation which may compromise their independence. The amount and type of Board compensation is recommended by the Corporate Governance and Nominating Committee, which develops its recommendation working with outside compensation specialists, and approved by the Board.

     Director Orientation and Continuing Education

     Directors are provided extensive material regarding Centex upon their initial election to the Board, including a binder containing information regarding Centex and its policies and various administrative and legal matters. The binder is updated periodically. Other orientation procedures include meetings with senior executives of Centex and its major business units. Board meetings are occasionally held outside the corporate office to permit the directors to visit operating locations of the Centex companies.

     Evaluation of the Board and its Committees

     The Corporate Governance and Nominating Committee has established and will oversee an annual evaluation of the effectiveness of the Board and each Committee, as well as the composition, organization (including its Committee structure, membership and leadership) and practices of the Board. The initial evaluation will take place at the end of the 2004 fiscal year.

     Management Compensation, Evaluation and Succession

     The Board provides annual goals for the Chief Executive Officer, and the Compensation Committee evaluates the CEO’s performance, including his or her success in achieving these goals, in setting compensation. The Board recognizes that the selection of the CEO and the Chief Operating Officer and the oversight of succession planning are among the most important duties of the Board, and reviewed and approved the promotion of Tim Eller as President and Chief Operating Officer of Centex Corporation. The Compensation Committee evaluates the form and amount of compensation of Centex’s senior management, and provides a report thereon annually in the proxy statement.

     Stock Ownership Guidelines

     The Board has established guidelines suggesting that the most highly compensated officers of Centex own a minimum amount of Centex’s Common Stock. Under these guidelines, each officer would own Centex Common Stock with a value equal to a multiple of base salary as described below:

Title	Multiple Required

Chief Executive Officer	5x
Chief Operating Officer	4x
Executive Vice Presidents	2x
Senior Vice President — Strategic Planning	1.5x

     Currently, Messrs. Hirsch, Eller, Smerge and Stewart have met these guidelines, and Mr. Echols has until May 15, 2008 to meet the guidelines.

     Evaluation of Corporate Governance Guidelines

     Annually, the Corporate Governance and Nominating Committee reviews Centex’s Corporate Governance Guidelines and recommends changes to the Board if appropriate.

     Stockholder Ratification of Independent Auditors

     At the Annual Meeting each year, the holders of Centex Common Stock will be given the opportunity to vote on whether to ratify the selection of independent auditors for the following fiscal year.

EXECUTIVE COMPENSATION

     The following table sets forth the cash and non-cash compensation for each of the last three fiscal years (or such shorter period of time during which such person was an executive officer) awarded to or earned by the Chief Executive Officer of Centex and the next four most highly compensated executive officers of Centex at the end of fiscal 2003 (the “named executive officers”). The five executives listed below comprise the “Senior Management Team” of Centex. Earlier this year, in reviewing long term incentive compensation, the Senior Management Team noted that there was a concentration of stock option awards in upper management (including the Senior Management Team). They requested and the Compensation Committee agreed to revise the stock option awards to the members of the Senior Management Team, reducing them by 50%, with the difference being awarded in the form of restricted stock and deferred cash awards, as described in the tables below. This action will make available over 300,000 shares of stock for option awards to others outside of upper management that would otherwise have gone to the Senior Management Team. See “Report of Compensation Committee Executive Compensation”.

Summary Compensation Table

				Long-Term Compensation

		Annual Compensation		Awards

				Restricted	Securities
Name and	Fiscal			Stock	Underlying	All Other
Principal Position	Year	Salary($)	Bonus($)(1)	Award(s) ($)(2)	Options/SARs (#)(3)	Compensation ($)(4)

Laurence E. Hirsch,	2003	900,000	5,400,000	1,414,800	114,000	1,505,730
Chairman of the Board	2002	850,000	4,100,000	1,000,440	216,000	83,100
and Chief Executive Officer	2001	800,000	2,400,000	984,000	216,000	78,083

Timothy R. Eller(5),	2003	800,000	6,786,772	9,362,934 (6)	98,450	1,835,402
President and Chief	2002	675,000	4,460,232	819,000 (7)	182,000	66,334
Operating Officer and Director	2001	625,000	3,124,000	984,000	183,300	59,442

Leldon E. Echols(8),	2003	500,000	1,600,000	558,492	45,000	608,536
Executive Vice President	2002	475,000	1,187,500	—	75,000	46,389
and Chief Financial Officer	2001	375,000	900,000	—	150,000	26,250

Raymond G. Smerge,	2003	380,000	1,215,000	446,794	36,000	954,148
Executive Vice President,	2002	360,000	900,000	—	72,000	35,458
Chief Legal Officer and Secretary	2001	342,000	700,000	—	72,000	33,891

Robert S. Stewart(9)	2003	280,000	700,000	297,866	24,000	348,689
Senior Vice President

(1)	Cash bonuses for services rendered in fiscal years 2003, 2002 and 2001 have been listed in the year earned but are paid during the following fiscal year, except as otherwise noted.

(2)	Awards of restricted stock have been listed in the year in which the related performance takes place but are granted in the following fiscal year. The value shown is the number of restricted shares or units under Centex’s Long-Term Incentive Plan (“LTIP”) times the closing price for shares of Centex Common Stock on the New York Stock Exchange on the date of award. As of May 29, 2003, the total number and value (based on the closing price of Centex Common Stock on March 31, 2003) of restricted shares held by these executives were: Mr. Hirsch — 64,850 shares ($3,525,246); Mr. Eller — 42,272 shares ($2,297,906); Mr. Echols — 7,895 shares ($429,172); Mr. Smerge — 6,316 shares ($343,338); and Mr. Stewart — 4,211 shares ($228,910). The values given do not reflect a discount for the fact that the shares are restricted. The recipients are entitled to receive dividends on these shares and have the right to vote the shares, but the shares cannot be sold and are subject to forfeiture during the restricted period.

In addition, Mr. Eller has received three LTIP awards: 15,085 units relating to fiscal year 2003 results, 100,000 units in connection with his promotion to President and Chief Operating Officer of Centex and 16,250 units relating to fiscal year 2002. The 15,085 units vest in accordance with the recently adopted schedule, at the rate of 8-1/4% per quarter in fiscal year 2004, 8-1/4% per quarter in fiscal year 2005 and 8-1/2% per quarter in fiscal year 2006. The 100,000 units, which were granted in May 2003, will vest only if Mr. Eller remains in a senior management position with Centex through March 31, 2008. The 16,250 units are described in Footnote 7. LTIP units do not entitle the recipient to any rights as a stockholder, including dividend and voting rights, and are subject to forfeiture prior to vesting. Each LTIP unit represents the right to receive one share of Centex Common Stock at the time the award is paid. As of May 29, 2003, Mr. Eller held 131,335 units under the LTIP valued at $7,139,371 (based on the closing price of Centex Common Stock on March 31, 2003).

(3)	Options shown for fiscal 2003 were granted effective May 14, 2003, but are included for fiscal year 2003 because the grants related to performance during fiscal year 2003.

(4)	The compensation reported represents in part Centex contributions to, and forfeitures allocated to, the account of the recipient under the Profit Sharing Plan and contributions to the account of the recipient pursuant to the Centex Corporation Amended and Restated Supplemental Executive Retirement Plan (the “SERP”), an unfunded, non-qualified plan for certain executives of Centex. See “Report of Compensation and Stock Option Committee on Executive Compensation.” All of such amounts are fully vested in the recipient unless otherwise noted. The compensation for the named executive officers for fiscal years 2003, 2002 and 2001, respectively, includes contributions accrued pursuant to the Profit Sharing Plan in the following amounts: Mr. Hirsch — $19,960, $16,975 and $16,958; Mr. Eller — $20,069, $17,084 and $17,067; Mr. Echols — $19,811, $16,826 and $0; Mr. Smerge — $20,118, $17,133 and $17,116; and for fiscal year 2003, Mr. Stewart — $19,811. The compensation for the named executive officers for fiscal years 2003, 2002 and 2001, respectively, also includes contributions accrued pursuant to the SERP in the following amounts: Mr. Hirsch — $68,750, $66,125 and $61,125; Mr. Eller — $56,875, $49,250 and $42,375; Mr. Echols — $29,375, $29,563 and $26,250; Mr. Smerge — $17,500, $18,325 and $16,775; and for fiscal year 2003, Mr. Stewart — $7,563. The amount shown in All Other Compensation for Mr. Smerge includes $469,050 representing a cash payment to Mr. Smerge in connection with his exercise of a stock option.

The amounts shown for fiscal 2003 also include deferred cash compensation subject to vesting requirements which was awarded to the named executive officers in lieu of stock options. See “Report of Compensation Committee on Executive Compensation-Long-Term Compensation.” The deferred cash compensation was granted effective May 14, 2003 but is included for fiscal year 2003 because the grants related to performance during fiscal year 2003. The amounts were as follows: Mr. Hirsch — $1,417,020; Mr. Eller — $1,758,458; Mr. Echols — $559,350; Mr. Smerge — $447,480; and Mr. Stewart — $298,320. The deferred compensation vests at the rate of 8-1/4% per quarter in the fiscal year in which granted, 8-1/4% per quarter in the following fiscal year, and 8-1/2% per quarter in the third fiscal year. Unvested amounts are subject to forfeiture upon termination of employment for any reason other than death or disability.

(5)	Mr. Eller was elected to his present position in April 2002. In fiscal 2002 and 2001, he was Executive Vice President of Centex Corporation and Chairman, President and Chief Executive Officer of Centex Homes.

(6)	This amount represents an award of 17,272 shares of restricted stock and 115,085 units under the LTIP. (See Footnote 2)

(7)	This amount represents an award of 16,250 units under the LTIP. Each LTIP unit represents the right to receive one share of Centex Common Stock at the time the award is paid. The award shown vests 25% on the date of grant and 25% on each anniversary of the date of grant so that it is fully vested on the third anniversary of the date of grant, and is payable on the seventh anniversary of the date of grant, or if earlier, termination of employment.

(8)	Mr. Echols’ employment with Centex commenced as of June 1, 2000.

(9)	Mr. Stewart’s employment with Centex commenced as of May 15, 2000, and he became an executive officer in fiscal 2003.

Option/SAR Grants in Last Fiscal Year(1)

					Potential Realizable
					Value at Assumed
					Annual Rates of Stock
					Price Appreciation for
Individual Grants(2)					Option Term

	Number of	% of Total
	Securities	Options/SARs
	Underlying	Granted to	Exercise
	Options/SARs	Employees	Price	Expiration
Name	Granted (#)	in Fiscal Year	($/Sh)(3)	Date	5%($)	10%($)

Laurence E. Hirsch	114,000	8.1%	$70.74	5/14/10	3,283,004	7,650,796
Timothy R. Eller	98,450	7.0%	$70.74	5/14/10	2,835,191	6,607,200
Leldon E. Echols	45,000	3.2%	$70.74	5/14/10	1,295,922	3,020,051
Raymond G. Smerge	36,000	2.5%	$70.74	5/14/10	1,036,738	2,416,040
Robert S. Stewart	24,000	1.7%	$70.74	5/14/10	691,158	1,610,693

(1)	Amounts set forth in the table reflect the number and value of options only. Centex has not issued any stock appreciation rights (“SARs”).

(2)	These options were granted effective May 14, 2003 but are included for fiscal year 2003 because the grants related to performance during fiscal year 2003. Accordingly, information regarding options granted effective April 1, 2002 relating to performance during fiscal year 2002 (which were disclosed in Centex’s 2002 proxy statement under “Option/SAR Grants in Last Fiscal Year”) is not included, but is included in the summary compensation table in the proxy statement for Centex’s prior annual meeting held in fiscal 2003.

(3)	These options were granted under Centex’s 2001 Stock Plan at $70.74 per share, the fair market value on the date of grant. The exercise price is equal to the closing trading price of Centex common stock on May 14, 2003. These options become exercisable at the rate of 8-1/4% per quarter in the fiscal year in which granted, 8-1/4% in the following fiscal year, and 8-1/2% per quarter in the third fiscal year, and also become exercisable upon a change of control as defined in the 2001 Plan.

Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values(1)

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options/SARs		In-the-Money Options/SARs
			at Fiscal Year-End(#)		at Fiscal Year-End($)(2)

	Shares
	Acquired on	Value
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable(3)	Unexercisable

Laurence E. Hirsch	—	—	893,700	399,600	22,510,933	5,691,600
Timothy R. Eller	—	—	578,150	322,150	13,093,130	4,394,990
Leldon E. Echols	—	—	86,250	138,750	1,628,175	2,272,388
Raymond G. Smerge	90,400	$2,363,380 (4)	120,900	133,200	1,903,533	1,897,200
Robert S. Stewart	—	—	29,500	50,500	547,020	790,080

(1)	Amounts set forth in the table reflect the number and value of options only. Centex has not issued any SARs.

(2)	Represents the difference between the closing price of Centex Common Stock on March 31, 2003 of $54.36 per share and the exercise price of such options, and includes, if applicable, cash bonuses payable in connection with the exercise of such options at the time of exercise as described in footnote (3) below.

(3)	Amounts include the following cash payments made or to be made in connection with the exercise of certain stock options at the time of exercise: Mr. Hirsch — $2,321,406; Mr. Eller — $1,639,200; and Mr. Smerge — $92,418.

(4)	Amount includes $469,050 in cash payments made to Mr. Smerge upon the exercise of certain stock options.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     The Compensation Committee includes the following non-employee directors: Dan W. Cook III, Charles H. Pistor, Jr., Thomas M. Schoewe, and Clint W. Murchison, III. None of Centex’s directors, officers or employees has any relationship requiring disclosure under Item 402(j) of Regulation S-K.

Report of Compensation Committee on Executive Compensation

     The Compensation Committee provides advice and recommendations to the Board concerning the salaries and bonuses of the executive officers of Centex. The Board approves those salaries and bonuses. The Compensation Committee also administers Centex’s equity compensation plans, incentive compensation plan, SERP, deferred compensation plan and LTIP, and is authorized under such plans to grant options to directors, officers and other key employees of Centex and its subsidiaries, to grant short and long-term incentive compensation awards to executive officers of Centex, to make awards of restricted stock to directors, officers and other key employees of Centex and its subsidiaries and to award LTIP units to selected employees of Centex and certain of its subsidiaries, partnerships and affiliates. The Compensation Committee is composed of “non-employee directors” as defined by Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended, and are independent under applicable New York Stock Exchange listing standards. This report describes the policies and principles that shape the structure of Centex’s executive compensation program.

     Centex’s executive compensation program is structured to achieve the following objectives:

•	to attract, retain and motivate highly qualified, energetic and talented executives necessary for Centex to deliver consistently superior results;

•	to create an incentive to increase stockholder returns by establishing a direct and substantial link between individual compensation and certain financial measures that have a direct effect on stockholder values; and

•	to create substantial long-term compensation opportunities for individual executive officers based not only on long-term corporate performance but also on sustained long-term individual performance.

     To achieve its compensation objectives, Centex has structured an executive compensation program using a combination of short-term and long-term elements: (i) annual salary, (ii) annual bonus and (iii) long-term incentive compensation in the form of stock options and, in some cases, performance-based bonuses, awards of restricted stock and LTIP units. In addition, the executive officers of Centex are eligible to receive other benefits, such as medical benefits and Profit Sharing Plan contributions, that are generally available to employees of Centex and contributions under Centex’s SERP that are accrued for the named executive officers and certain other Centex executives.

     In structuring the specific components of executive compensation, Centex is guided by the following principles:

•	compensation programs should be performance based, market driven and stockholder aligned;

•	annual compensation should be set within reasonable ranges of the annual compensation for similar positions with similarly-sized and similar types of companies that engage in one or more of the principal businesses in which Centex engages;

•	bonus payments should vary with the individual’s performance and Centex’s financial performance; and

•	a significant portion of compensation should be in the form of long-term incentive compensation that aligns the interests of executives with those of the stockholders and that creates rewards for long-term sustained company performance and the achievement of Centex’s strategic objectives.

     The Committee attempts to structure its compensation programs to named executive officers as performance-based compensation that is tax deductible. However, the Committee may award compensation that is or could become non-deductible when such awards are in the best interest of Centex, balancing tax efficiency with long-term strategic objectives.

     Base Salary

     The Compensation Committee is responsible for recommending the base salary levels for the named executive officers. In developing salary amounts, the Compensation Committee reviews the salaries for similar positions in similarly-sized companies that engage in one or more of the principal businesses of Centex: homebuilding, financial services, contracting and construction services, and building materials. Included within the survey were those companies (other than Centex) that comprise the S&P Home Building Index in the “Performance Graph” below. The Compensation Committee confirmed that the base salaries of the named executive officers were consistent with its objective of setting base salaries within reasonable ranges for similar positions in competitive companies. In setting base salary levels, the Compensation Committee also considers the executive’s experience level and potential for significant contributions to Centex’s profitability.

     Incentive Bonus

     The Compensation Committee is also responsible for developing recommendations for the incentive bonuses awarded to the named executive officers at the end of each fiscal year. The annual incentive bonus program for the named executive officers has been structured to create financial incentives and rewards that are directly related to corporate performance during the fiscal year. In fiscal 2003, a portion of the annual bonus was determined pursuant to metrics, including return on beginning stockholders equity, percentage increase in net earnings, and the satisfaction of various individual goals, approved by the Compensation Committee.

     For fiscal 2004, the maximum annual bonus that may be paid to any of the named executive officers will be determined pursuant to an objective formula adopted by the Compensation Committee.

     Long-term Compensation

     In the past, the key component of Centex’s long-term compensation program has been the grant of stock options. The existing stock option program of Centex, which is subject to annual review and may be revised or superseded in the future, is designed to provide incentive to the participants under such program, which includes each named executive officer of Centex, to focus on maximizing Centex’s return to stockholders and to plan and prepare properly for Centex’s future. Under this program, options are to be granted to participants if in the preceding fiscal year Centex achieved specified objective performance goals. Each individual participant was allocated a potential number of options, a percentage of which would be granted if the objective performance goals are met. Under the program each participant’s potential award (the “Potential Award”) was based upon Centex’s return on beginning stockholders’ equity. For fiscal 2003, options were to be granted only if Centex’s return on beginning stockholders’ equity was at least 13%. The Potential Award ranged from 35% of a number of options fixed for each participant (if Centex’s return on beginning stockholders’ equity was 13%) to 120% of such fixed number (if Centex’s return on beginning stockholders’ equity equals or exceeds 18%). Once granted, options become exercisable at the rate of 8-1/4% per quarter in the fiscal year in which granted, 8-1/4% per quarter in the following fiscal year, and 8-1/2% per quarter in the third fiscal year. The named executive officers each earned the maximum Potential Award, but received only one-half the number of stock options calculated pursuant to the formula and in lieu of such stock options received deferred cash awards and restricted stock as described below. The option awards for each named executive officer were as follows: Mr. Hirsch —114,000 shares; Mr. Eller — 98,450 shares; Mr. Echols — 45,000 shares; Mr. Smerge — 36,000 shares; and Mr. Stewart — 24,000 shares.

     For fiscal 2003, as described above in the section captioned “Executive Compensation”, the named executive officers have received part of their Potential Award in the form of deferred cash compensation and part in the form of restricted stock. The amount of the deferred cash compensation awarded was equal to approximately 25% of the Potential Award, and the amount of the restricted stock awarded was equal to approximately 25% of the Potential Award, based on the Black-Scholes value of the Potential Award on the date of grant. There is no difference in the expense charge for accounting purposes between deferred cash, restricted stock and options since all options granted after April 1, 2003 are being expensed.

     The deferred cash compensation bears interest at Centex’s current blended borrowing cost, as determined annually by Centex’s Treasurer. Such cost is currently 6.57%. The deferred compensation and the restricted stock will vest at the rate of 8-1/4% per quarter in the fiscal year in which granted, 8-1/4% per quarter in the following fiscal year, and 8-1/2% per quarter in the third fiscal year. Payouts of vested amounts of deferred compensation will be made upon termination of the officer’s employment with Centex or pursuant to elections made by the officer at the time of grant or at limited times thereafter.

     The deferred cash awards for each named executive officer were as follows: Mr. Hirsch — $1,417,020; Mr. Eller — $1,758,458;
Mr. Echols — $559,350; Mr. Smerge — $447,480; and Mr. Stewart — $298,320.

     The executive officers will be entitled to normal cash dividends on the restricted stock. The restricted stock award for each named executive officer was as follows: Mr. Hirsch — 20,000 shares; Mr. Eller — 17,272 shares; Mr. Echols — 7,895 shares; Mr. Smerge — 6,316 shares; and Mr. Stewart — 4,211 shares.

     In fiscal year 2002, Mr. Eller participated in the Centex Homes incentive program, which is similar in structure to Centex’s, but which bases option grants upon the achievement of margin, return on net assets and customer satisfaction goals for Centex Homes. In connection with Mr. Eller’s appointment as President and Chief Operating Officer of Centex on April 1, 2002, the Compensation Committee agreed that Mr. Eller’s incentive compensation under the Centex program in fiscal years 2003 and 2004 will be at least equal to what he would have received under the Centex Homes program had he participated in that program for those years.

     Since fiscal year 1992, all of the stock options granted by the Compensation Committee to named executive officers of Centex have been granted under performance based programs, except for the stock options granted to Mr. Echols when he joined Centex in June 2000 and to Mr. Stewart when he joined Centex in May 2000.

     Effective April 1, 2003, Centex began expensing all newly issued stock options under the fair value measurement provisions of Statement of Financial Accounting Standards No. 123 under which Centex will recognize compensation expense of a stock option award to an employee over the vesting period based on the fair value of the award on the grant date.

     In fiscal year 2002, the Board approved the LTIP for certain employees of Centex and its subsidiaries, partnerships and affiliates. Pursuant to the LTIP, participants may receive awards of LTIP units representing the right to receive shares of Centex Common Stock at the time the award is paid. Generally, awards vest at the rate of 8-1/4% per quarter in the fiscal year awarded and the next fiscal year and 8-1/2% in the third fiscal year, so that they are fully vested in three years, and are payable in seven years. Of the named executive officers, only Mr. Eller has received LTIP awards.

     In fiscal year 1995, the Board approved the SERP for certain employees participating in the Profit Sharing Plan. Pursuant to the Code, the Internal Revenue Service sets a limit (currently $200,000) of annual compensation that may be considered in determining, for the account of an eligible participant, Centex’s contribution to the Profit Sharing Plan. The SERP was established to eliminate the adverse treatment that higher-salaried employees receive under such rule by funding balances for each participant in an amount equal to the additional contribution that he or she would have received under the Profit Sharing Plan had 100% of his or her annual salary been eligible for a profit sharing contribution. Contributions accrued under the SERP for the benefit of the named executive officers vest under the same terms and conditions as the Profit Sharing Plan. Bonuses paid to participants are not included in making calculations for contributions made or accrued to recipients’ accounts under either the Profit Sharing Plan or the SERP.

     At the May 14, 2003 Board meeting, a one-time award of 100,000 stock units under the LTIP was made to Mr. Eller, in conjunction with his promotion to President and Chief Operating Officer. This award will be converted into Centex stock in May 2008, provided Mr. Eller has remained employed through April 1, 2008 in a senior management position with the Company.

     CEO Compensation

     The Chief Executive Officer of Centex participates in the same compensation programs as the other executive officers, with each component of his compensation determined by the Compensation Committee according to the same criteria. Incentive compensation to Mr. Hirsch for fiscal year 2003 was awarded in accordance with the existing incentive compensation plans.

     Mr. Hirsch’s bonus was the maximum tax-deductible bonus which could be awarded under the stockholder approved 2001 incentive compensation plan, or $5.4 million, yielding him a 5.9% increase in his bonus year over year. While Centex could have paid a significantly larger bonus to him, considering record net earnings for fiscal 2003, which increased by 45% over fiscal year 2002, a return on beginning stockholders’ equity of 26%, and his leadership in developing Centex’s long term strategic direction, Mr. Hirsch requested that the Company not do so. Under the 2001 incentive compensation plan, the maximum bonus to the CEO which will be tax-deductible is the product of six times annual salary.

Compensation Committee

Charles H. Pistor, Jr., Chair
Dan W. Cook III
Clint W. Murchison, III
Thomas M. Schoewe

Performance Graph

     The following graph compares the yearly change in the cumulative total stockholder return on Centex Common Stock during the five fiscal years ended March 31, 2003 with the S&P 500 Index and the S&P Home Building Index. The comparison assumes $100 was invested on March 31, 1998 in Centex Common Stock and in each of the foregoing indices, and assumes reinvestment of dividends.

	1998	1999	2000	2001	2002	2003

Centex Corporation	$100	$88	$63	$111	$139	$146
S & P 500 Index	$100	$118	$140	$109	$110	$83
S & P HB Index	$100	$78	$63	$110	$138	$145

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires Centex directors and executive officers, and persons who beneficially own more than 10% of a registered class of Centex’s equity securities, to file initial reports of ownership, reports of changes in ownership, and annual reports of ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulations to furnish Centex with copies of all Section 16(a) forms that they file with the SEC.

     Based solely on its review of the copies of such forms received by it with respect to fiscal year 2003 or written representations from certain reporting persons, Centex believes that, except as noted below, its directors and executive officers, and persons who beneficially own more than 10% of a registered class of Centex’s equity securities have complied with all filing requirements required by Section 16(a) for fiscal year 2003 applicable to such persons. A filing on Form 4 for an option grant to Mark D. Kemp, Vice President and Controller, which was due in December 18, 2002, was not made until January 10, 2003. A filing on Form 5 relating to three acquisitions by Barbara Alexander pursuant to a dividend reinvestment plan, aggregating less than 50 shares, which was due on May 15, 2003, was made on June 12, 2003.

CERTAIN TRANSACTIONS

     In 1991, the Board approved an executive employment agreement with Mr. Hirsch. The agreement provides for a term that at all times has a remainder of two years, for discretionary bonuses and certain other fringe benefits, for the payment of two years’ base salary from the date of termination if the executive’s employment is terminated for any reason other than cause and, if the executive voluntarily resigns within two years after the occurrence of a change in control of Centex, for the payment of two years’ base salary plus average bonuses from the date of termination. Mr. Hirsch’s agreement further provides for a minimum annual base salary of $950,000 commencing April 1, 2003.

     David Quinn retired as Vice Chairman of the Board on March 31, 2002 and his employment with the Company ended. In connection with his retirement, Centex entered into a consulting agreement with Mr. Quinn pursuant to which he will provide Centex with consulting services related to acquisitions and dispositions, strategic, financial and structural planning and certain pending litigation. The agreement provides for annual compensation of $400,000 commencing April 1, 2002 and continuing for the first 24 months of the five-year term of the agreement. Mr. Quinn continues to serve as a director of Centex with a term currently scheduled to expire in 2004. He receives the same compensation as other non-employee directors for his services as a director.

     Centex also entered into an executive employment agreement with Mr. Echols upon the commencement of his employment as of June 1, 2000. The terms of this agreement are generally comparable to the agreement between Centex and Mr. Hirsch. The agreement provides for a minimum annual base salary of $520,000 commencing April 1, 2003.

     In May 1985 Centex approved the issuance and sale to Mr. Hirsch of a Centex debenture in the principal amount of $2,100,000. The debenture was to mature in March 1995. During that month, Centex and Mr. Hirsch amended the terms of the debenture to extend its maturity date from March 1995 to March 2000. During May 1999, Centex and Mr. Hirsch amended the terms of the debenture to extend its maturity date from March 2000 to March 2010. The debenture bore interest at a fluctuating rate equal to the lesser of the rate of interest on the bank loan described below or the highest lawful rate that Centex may pay. The debenture was subordinated to all senior debt of Centex and was convertible into 400,000 shares of Centex Common Stock at a price of $5.25 per share (the closing price of a share of Centex Common Stock on the New York Stock Exchange on May 6, 1985, as adjusted for the two-for-one stock splits of Centex Common Stock effected in August 1992 and March 1998). Centex guaranteed a bank loan made to Mr. Hirsch in an amount necessary to purchase the debenture. On May 29, 2003 Mr. Hirsch submitted the debenture to Centex and it was converted on such date to 400,000 shares of Centex Common Stock which were delivered to Mr. Hirsch. In conjunction with this conversion the bank loan Centex guaranteed was paid in full by Mr. Hirsch and the Centex guarantee was cancelled.

     In fiscal 2002, Mr. Smerge obtained a construction loan from CTX Mortgage Company, LLC (“CTX”), a wholly-owned indirect subsidiary of Centex, to finance the construction of a home. The largest aggregate amount of this indebtedness outstanding at any time during fiscal 2003 was $530,824. As of June 17, 2002, the loan had been paid down and converted to a permanent financing in the principal amount of $400,000, which was the approximate amount outstanding on March 31, 2003. The permanent loan to Mr. Smerge bears interest at 6-1/2 % and is secured by the home. This loan has been sold by CTX to a third party. The loan was made in the ordinary course of business, was made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectability or present other unfavorable terms.

     In fiscal 2003, Mr. Echols obtained a loan from CTX of $821,000 in connection with the refinancing of a mortgage on his principal residence. On March 31, 2003, the outstanding amount of such loan was $818,000. This loan has been sold by CTX to a third party. The loan was made in the ordinary course of business, was made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectability or present other unfavorable terms.

     In fiscal 2003, Mr. Stewart had a non-interest bearing promissory note of $350,000 with Centex Corporation. This note was executed on May 31, 2000 (at the commencement of employment) and is payable in full on November 15, 2005. The carrying cost to Centex Corporation is deemed to be its blended borrowing cost, which was 6.57% for fiscal 2003. In fiscal 2003, Mr. Stewart obtained a loan from CTX of $997,000 in connection with the refinancing of a mortgage on his principal residence. On March 31, 2003, the outstanding amount of such loan was $992,000. This loan has been sold by CTX to a third party. The loan was made in the ordinary course of business, was made on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectability or present other unfavorable terms.

     For transactions involving Centex and 3333 Holding Company and its executive officers, see “Certain Transactions” in the Proxy Statement of 3333 Holding Corporation.

ITEM 2.  PROPOSAL TO APPROVE THE CENTEX CORPORATION 2003 ANNUAL INCENTIVE COMPENSATION PLAN

     On May 14, 2003 the Board, with the recommendation of the Compensation Committee, approved the Centex Corporation 2003 Annual Incentive Compensation Plan (the “Annual Incentive Plan”) and its submission to the stockholders for their approval. The Annual Incentive Plan is designed to incentivize certain executive officers of Centex to make significant contributions to the overall performance and growth of Centex. The Annual Incentive Plan will also strengthen Centex’s ability to attract and retain talented officers. Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), approval of the Annual Incentive Plan by Centex Stockholders is required to enable Centex to obtain a deduction for awards paid under the Annual Incentive Plan to executive officers whose compensation for the taxable year is in excess of $1,000,000.

Description of the Annual Incentive Compensation Plan

     The principal provisions of the Annual Incentive Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the Annual Incentive Plan, which is set forth as Appendix D to this Proxy Statement. Stockholders are encouraged to read the Annual Incentive Plan in its entirety.

     The Compensation Committee of the Board will determine which executive officers are eligible to participate in the Annual Incentive Plan and will set the range of awards thereunder for each participant. Under the Annual Incentive Plan, awards are made to each participant based upon the achievement of specified objective performance goals. The Compensation Committee may base a performance goal on one or more of the following business criteria that may be applied to the employee, one or more business units, or Centex as a whole: (a) earnings, either in the aggregate or on a per-share basis, reflecting such dilution of shares as the Compensation Committee deems appropriate, including operating earnings, pre-tax earnings, earnings before interest and taxes, and earnings before interest, taxes, depreciation and amortization; (b) gross or net revenue; (c) operating or net cash flow; (d) financial return ratios (e.g., return or net return on one or more of the following: assets, net assets, equity, invested capital, revenue); (e) margins, including net, operating or pre-tax margins; (f) total shareholder return; (g) financial ratios (e.g., debt to capitalization or debt to equity); (h) growth in financial measures or ratios (e.g., revenue, earnings, cash flow, stockholders’ equity, margins); or (i) customer satisfaction, based on specified objective goals, or a customer survey sponsored by Centex.

     The Compensation Committee will annually designate the performance criteria for the upcoming fiscal year and the potential award for each participant. Performance goals must be established by the Compensation Committee prior to the earlier to occur of 90 days after the commencement of the period of service to which the performance goals relate and the lapse of 25% of the period of service. A performance goal need not be based upon an increase or positive result under a particular business criterion but may include, for example, maintaining the status quo or limiting economic losses, as measured by reference to such criterion.

     The maximum potential award to any one participant may not exceed 2% of consolidated net income of Centex Corporation.

     Payment of any award earned will be made to the participant following the conclusion of the fiscal year in question upon the condition that the performance goal or goals specified in the relevant award agreement have been achieved and the Compensation Committee has reviewed and approved the award. As provided in the Annual Incentive Plan, certain events including change in control events can provide an earlier determination and payment date of an award.

Federal Income Tax Consequences

     The following is a brief summary of the federal income tax aspects of awards that may be made under the Annual Incentive Plan based on existing U.S. federal income tax laws. This summary is general in nature and does not address issues related to the tax circumstances of any particular participant. This discussion is not to be construed as tax advice.

     The recipient of a Cash Award will recognize ordinary compensation income at the time the payment is received. Centex will normally be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by such recipient.

Recommendation of the Board of Directors

     The Board of Directors of Centex unanimously recommends a vote FOR the approval of the Centex Corporation 2003 Annual Incentive Compensation Plan. If the requisite vote of Centex Stockholders is not obtained, the 2003 Annual Incentive Compensation Plan will become null and void. Unless indicated to the contrary, the enclosed proxy will be voted FOR the Annual Incentive Plan.

ITEM 3. PROPOSAL TO APPROVE THE CENTEX CORPORATION 2003 EQUITY INCENTIVE PLAN

     On May 14, 2003 the Board, with the recommendation of the Compensation Committee, approved the Centex Corporation 2003 Equity Incentive Plan (the “Plan”) and its submission to the stockholders for their approval. Centex has elected to propose this new equity incentive compensation plan at this time in order to:

•	present stockholders with the opportunity to assess and approve equity incentive compensation provided by Centex;

•	obtain the requisite stockholder approval in order to maintain the deductibility of certain performance-based compensation under Section 162(m) of the Code; and

•	develop an equity incentive compensation strategy for Centex and certain of its subsidiaries that is comparable to Centex’s industry peer group.

     The purposes of the Plan are to align the interests of Centex’s employees and directors to the interests of Centex’s stockholders while rewarding outstanding contributions to the success and profitability of Centex. The Plan will also strengthen Centex’s ability to attract and retain talented employees and directors.

     The Plan is intended to provide Centex the means by which to pay long-term equity incentive compensation to its employees and directors. The types of awards that will be used for officers under the Plan are primarily stock options, restricted stock and stock unit awards.

     In addition to the Plan, Centex will continue to have the ability to make grants under the Sixth Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan (which is not available to directors and executive officers of Centex), the Centex Corporation 2001 Stock Plan, and the Centex Corporation Long-Term Incentive Plan until the share limits of such plans are exhausted (collectively, the “Prior Plans”). See “Prior Plans” below.

Description of the 2003 Equity Incentive Plan

     The following is a summary of the terms of the Plan and is qualified in its entirety by reference to the complete text of the Plan, which is attached to this proxy statement as Appendix E.

     Eligibility

     Persons eligible to be considered for awards under the Plan are directors of Centex and all employees of Centex and its subsidiaries which are 50% or more owned directly or indirectly by Centex who hold positions of responsibility and whose performance, in the judgment of the Compensation Committee, can have a significant effect on the success of Centex and its Affiliates.

     Shares Available for Awards

     Up to 3,000,000 shares of common stock may be issued under the Plan. Up to 1,000,000 of these shares may be used for Stock Awards (as described below) other than such awards that are subject to the achievement of specified performance based goals. The closing price per share of common stock on May 29, 2003 was $76.20.

     Shares subject to awards that are forfeited, terminated, expire unexercised, settled in cash, exchanged for other awards, tendered to satisfy the purchase price of an award, withheld to satisfy tax obligations or otherwise lapse again become available for awards. Shares delivered in settlement, assumption, or substitution of awards granted by another entity as a result of an acquisition do not reduce the number of shares available under the Plan.

     The Board may make appropriate adjustments in the number of shares available under the Plan to reflect any stock split, stock dividend, recapitalization, reorganization, consolidation, merger, combination or exchange of shares, distribution to shareholders (other than normal cash dividends or dividends payable in Centex stock) or other similar event.

     Administration

     The Compensation Committee has been designated by the Board to administer all awards under the Plan. The Compensation Committee has the discretion to determine the employees and directors who will be granted awards, the sizes and types of such awards, and the terms and conditions of such awards, subject to certain limitations set forth in the Plan. In addition, the Compensation Committee has full and final authority to interpret the Plan and may, from time to time, adopt rules and regulations in order to carry out the terms of the Plan.

     The Compensation Committee may delegate to the chief executive officer and other executive officers its administrative duties under the Plan.

     Subject to certain restrictions contained in the Plan, the Compensation Committee has the discretion to extend the exercisability of an award, accelerate the vesting or exercisability of an award, or otherwise amend the award in a manner that is not adverse to, or is consented to, by the recipient of the award.

     Employee Awards

     At the discretion of the Compensation Committee, employees may be granted awards under the Plan in the form of Stock Options, Stock Awards or Performance Awards (including cash Performance Awards), as described below. Such awards may be granted singly, in combination, or in tandem.

     Stock Options. The Plan provides for the granting of non-qualified stock options ( “Stock Options”) to employees. Effective April 1, 2003 Centex began expensing newly issued stock options in accordance with the “fair value method” promulgated by the Financial Accounting Standards Board.

     A stock option is a right to purchase a specified number of shares of common stock at a specified grant price. All Stock Options granted under the Plan must have an exercise price per share that is not less than the Fair Market Value (as defined in the Plan) of the common stock on the date of grant and a term of no more than ten years. The grant price, number of shares, terms and conditions of exercise, and other terms of a Stock Option grant will be fixed by the Compensation Committee as of the grant date. However, Stock Options may not include provisions that “reload” the option upon exercise, and Stock Options may not be repriced, including by means of a substitute award.

     The exercise price of any Stock Option must be paid in full at the time the stock is delivered to the optionee. The price must be paid in cash or, if permitted by the Compensation Committee and elected by the participant, by means of tendering (either by actual delivery or by attestation) previously owned shares of common stock or shares issued pursuant to an award under the Plan.

     Stock Awards. The Plan also provides for the granting of stock awards, restricted stock and stock units (“Stock Awards”) to employees that consist of grants of common stock or units denominated in common stock. The terms, conditions and limitations applicable to any Stock Award will be decided by the Compensation Committee. However, any Stock Award that is not a Performance Award (defined below) must have a minimum restriction period of three years from the date of grant, except that (i) Stock Awards granted in lieu of salary or bonus need not be subject to such three-year requirement, (ii) in the event of a Change in Control (as defined in the Plan) all Stock Awards become immediately vested and fully exercisable and (iii) the Compensation Committee may provide for earlier vesting upon a termination due to death, disability, or retirement. At the discretion of the Compensation Committee, the terms of a Stock Award may include rights to receive dividends or dividend equivalents.

     Performance Awards. At the discretion of the Compensation Committee, any of the above-described awards may be made in the form of a performance award (“Performance Award”). A Performance Award is an award that is subject to the attainment of one or more future performance goals.

     Performance Goals. At the discretion of the Compensation Committee, awards under the Plan will be intended to qualify as performance-based compensation under Section 162(m) of the Code (“Qualified Awards”). Section 162(m) generally disallows deductions for compensation in excess of $1,000,000 for some executive officers unless the compensation qualifies as performance-based compensation. The Plan contains provisions consistent with the Section 162(m) requirements for performance-based compensation.

     In making Qualified Awards, the Compensation Committee may base a performance goal on one or more of the following business criteria that may be applied to the employee, one or more business units, or Centex as a whole: (a) earnings, either in the aggregate or on a per-share basis, reflecting such dilution of shares as the Compensation Committee deems appropriate, including operating earnings, pre-tax earnings, earnings before interest and taxes, and earnings before interest, taxes, depreciation and amortization; (b) gross or net revenue; (c) operating or net cash flow; (d) financial return ratios (e.g., return or net return on one or more of the following: assets, net assets, equity, invested capital, revenue); (e) margins, including net, operating or pre-tax margins; (f) total shareholder return; (g) financial ratios (e.g., debt to capitalization or debt to equity); (h) growth in financial measures or ratios (e.g., revenue, earnings, cash flow, stockholders’ equity, margins); or (i) customer satisfaction, based on specified objective goals, or a customer survey sponsored by Centex.

     Employee Award Limitations. Under the Plan, no employee may be granted during any fiscal year:

•	Stock Options covering more than 500,000 shares of Centex Common Stock;

•	Stock Awards covering more than 250,000 shares of Centex Common Stock; or

•	Cash awards (which are required to be Performance Awards) totaling more than 2% of the consolidated net income of Centex Corporation and its subsidiaries plus an amount equal to the Black-Scholes value at the time of grant of 100,000 shares of Centex Common Stock.

     Non-employee Director Awards

     At the discretion of the Compensation Committee, non-employee directors may be granted awards under the Plan in the form of Stock Options or Restricted Stock, which may be in the form of Performance Awards, as each is described in the Employee Awards section above. Awards to directors may be granted singly, in combination, or in tandem. The terms, conditions and limitations applicable to awards to directors will be recommended by the Corporate Governance and Nominating Committee. However, it is currently anticipated that awards to directors may not be sold, transferred, or otherwise disposed of during the non-employee director’s service on the Board, except to certain family limited partnerships. Non-employee directors may not be granted Stock Options covering or relating to more than 25,000 shares of common stock, or more than 15,000 shares of Restricted Stock, during any fiscal year.

     Termination of Employment or Service as a Director

     The provisions in this paragraph apply to termination of employment or Board service, except as is otherwise provided in the Award Agreement or in the next paragraph regarding directors. All rights to exercise a Stock Option terminate four (4) months after the optionee ceases to be an employee of the Company, for any reason other than death or disability (but in no event later than the end of the original period of the Stock Option). In the event of an optionee’s death, a Stock Option will terminate fifteen (15) months thereafter. In the event of an optionee’s disability and resulting termination of employment, a Stock Option will terminate six (6) months after such optionee’s employment termination date. In the event an optionee is terminated for cause, all Stock Options, including vested options, shall terminate immediately. All unvested Stock Options are cancelled upon termination of employment, except that upon retirement from employment at age 62 or later with at least 10 years of service, all such unvested options shall immediately vest.

     Except as is otherwise provided in the Award Agreement and as provided below, if a director leaving the Board is at least 62 years old and has at least ten (10) years of service as a Director, then all unvested Stock Options will vest on the date the Director ceases to be a Director, and all rights to exercise such Stock Options will terminate three (3) years thereafter or, if earlier, on the stated expiration date for the option. If such director is less than 62 years old or has less than ten (10) years of service as a director, then all Stock Options will continue to vest in accordance with their terms for a period of three (3) years following such date, and all rights to exercise such Stock Option will terminate three (3) years after such date or, if earlier, on the stated expiration date for the option. If Stock Options are awarded in the final two (2) years of the term of a director (i) who is approaching age 70, or (ii) who is also an employee and who at the end of his term will be least 55 years old, with at least 10 years of service, and have age and service combined equal to at least 70, the outside exercise date is the one provided in the Stock Options or seven (7) years from the date of grant, whichever occurs earlier.

     Change in Control

     The Plan provides that Stock Options, Stock Awards, and Performance Awards will be immediately vested and fully exercisable upon the occurrence of a Change in Control (as such is defined in the Plan) unless otherwise specified in the terms of the award.

     Deferred Payment

     At the discretion of the Compensation Committee, amounts payable in respect of awards granted under the Plan may be deferred. Any deferred payment may be forfeited if and to the extent that the terms of the applicable award so provide.

     Amendment, Modification, and Termination

     The Board may amend, modify, suspend, or terminate the Plan at any time for the purpose of addressing changes in legal requirements or for other purposes permitted by law. However, no amendment shall be effective prior to its approval by the stockholders to the extent such approval is required by applicable legal requirements or the requirements of the securities exchange on which the stock of Centex is listed. Furthermore, without the prior approval of Centex’s stockholders, Stock Options issued under the Plan will not be repriced.

     Prior Plans

     The following table summarizes information about the Prior Plans as of May 29, 2003:

		(a)	(b)	(c)

		Number of		Number of securities
		securities to be		remaining available for
		issued upon	Weighted-average	future issuance under
		exercise of	exercise price of	equity compensation
		outstanding	outstanding	plans [excluding
		options, warrants	options, warrant	securities reflected in
Plan Category	Plan	and rights(1)	and rights	column(a)]

Equity compensation plans approved by	1987	3,663,485	$30.4339	0
stockholders	2001	998,974	$58.5220	749,526

Equity compensation plans not approved	1998(2)	4,516,992	$46.1631	194,733
by stockholders	Long Term	499,975	—	1,675
	Incentive
	Plan(3)

Total		9,679,426	—	945,934

(1)	Restricted Stock may also be issued under the Amended and Restated 1987 Stock Option Plan and the Amended and Restated 2001 Stock Plan. There were 0 shares and 153,544 shares of Restricted Stock outstanding under the 1987 and the 2001 plans, respectively.

(2)	The Sixth Amended and Restated 1998 Centex Corporation Employee Non-Qualified Stock Option Plan permits the issuance of stock options to the employees of Centex Corporation and its affiliates, other than officers and directors of Centex Corporation. All options are granted with an exercise price equal to fair market value on the date of grant. The Compensation Committee administers this Plan and has the authority to grant options thereunder.

(3)	The Long-Term Incentive Plan provides for grants of awards in the form of stock units which are converted into shares of Centex Common Stock at payout. Awards vest over a three year period or upon a change of control, as defined in such Plan, and are generally paid seven (7) years after the date of grant or, if earlier, termination of employment, although the Compensation Committee is permitted to make an early payout in its discretion.

Federal Income Tax Consequences

     The following is a brief summary of the federal income tax aspects of awards that may be made under the Plan based on existing U.S. federal income tax laws. This summary is general in nature and does not address issues related to the tax circumstances of any particular participant. This discussion is not to be construed as tax advice.

     Stock Awards

     Federal income tax consequences with respect to Stock Awards depend on the facts and circumstances of each award, and, in particular, the nature of any restrictions imposed with respect to the award. In general, if the stock which is the subject of a Stock Award is actually issued to a participant but is subject to a “substantial risk of forfeiture” (e.g., if rights to ownership of the stock are conditioned upon the future performance of substantial services by the participant), a taxable event occurs only when the risk of forfeiture ceases. When the substantial risk of forfeiture ceases, the participant will realize ordinary income to the extent of the excess of the fair market value of the stock on the date the risk of forfeiture terminates over the participant’s cost for such stock (if any), and the same amount is then deductible by Centex as compensation. If the restrictions with respect to the Stock Award, by their nature, do not subject the participant to a “substantial risk of forfeiture” of the stock, then the participant will realize ordinary income at the time of grant to the extent of the excess of the fair market value of the stock over the participant’s cost (if any). The same amount is then deductible by Centex. If no stock is actually issued to the participant at the time the Stock Award is granted, the participant will realize ordinary income at the time the participant receives stock free of any substantial risk of forfeiture, and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost (if any). The same amount is then deductible by Centex.

     Stock Options

     The Stock Options granted under the Plan will be non-qualified stock options. Upon the exercise of a non-qualified stock option, the optionee recognizes ordinary taxable income (subject to withholding) in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. Centex is entitled to a deduction in an amount equal to the income recognized by the optionee. Upon any sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the non-qualified stock option will be treated generally as capital gain or loss.

     General

     A participant’s tax basis in shares purchased or awarded under the Plan is equal to the sum of the price paid for the shares, if any, and the amount of ordinary income recognized by the participant in connection with the transfer of the shares. The participant’s holding period for the shares begins immediately after ordinary income is recognized with respect to the transfer of the shares. If a participant sells shares, any difference between the amount realized in the sale and the participant’s tax basis in the shares is taxed as long-term or short-term capital gain or loss (provided the shares are held as a capital asset on the date of sale), depending on the participant’s holding period for the shares.

     Tax Deductibility Cap

     Section 162(m) of the Code provides that certain compensation received in any year by a “covered employee” in excess of $1,000,000 is non-deductible by Centex for federal income tax purposes. Section 162(m) provides an exception, however, for “performance-based compensation.” As described in “Report of Compensation Committee on Executive Compensation,” the Compensation Committee believes that compensation to its executives should involve a direct and substantial link with financial measures that affect shareholder values. This generally permits the Compensation Committee to structure grants and awards made under the Plan to “covered employees” as performance-based compensation that is exempt from Section 162(m). However, the Compensation Committee may award compensation that is or may become non-deductible when such grants are in the best interest of Centex, balancing tax efficiency with long-term strategic objectives.

Recommendation of the Board of Directors

     The Board of Directors of Centex unanimously recommends a vote FOR the approval of the Centex Corporation 2003 Equity Incentive Plan. If the requisite vote of Centex Stockholders is not obtained, the 2003 Equity Incentive Plan will become null and void. Unless indicated to the contrary, the enclosed proxy will be voted FOR the 2003 Equity Incentive Plan.

ITEM 4. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Ernst & Young LLP (“Ernst & Young”) acted as Centex’s independent auditors to audit its books and records for fiscal year 2003, and the Audit Committee has appointed Ernst & Young as Centex’s independent auditors for fiscal year 2004, subject to ratification by Centex Stockholders.

     Representatives of Ernst & Young are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from Centex Stockholders.

Recommendation of the Board of Directors

     The Board of Directors of Centex unanimously recommends a vote FOR the ratification of the appointment of Ernst and Young as auditors for fiscal year 2004.

RELATIONSHIP WITH INDEPENDENT AUDITORS

     On March 23, 2002 the Audit Committee approved the engagement of Ernst & Young LLP as Centex’s independent auditors for the fiscal year ending March 31, 2002, to replace Arthur Andersen LLP (“Arthur Andersen”), who were dismissed as auditors effective as of that date. This action followed the Audit Committee’s decision to seek proposals from independent auditors to audit Centex’s financial statements. Ernst & Young audited Centex’s financial statements for the three fiscal years ended December 31, 2003.

     Arthur Andersen’s audit reports on Centex’s financial statements as of and for the fiscal years ended March 31, 2000 and 2001, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During Centex’s fiscal years ended March 31, 2000 and 2001, respectively, and the subsequent interim period through March 23, 2002:

(i)	there were no disagreements between Centex and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen’s satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports;

(ii)	none of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred; and

(iii)	Centex did not consult with Ernst & Young regarding any of the matters or events described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     Arthur Andersen provided a letter, which Centex has filed with the SEC, agreeing with the foregoing statements.

Audit Fees

     The Audit Committee has adopted policies and procedures for pre-approving all audit and permissible non-audit services performed by Ernst & Young after May 6, 2003. Under these policies, the Audit Committee preapproves the use of audit and specific permissible audit-related and non-audit services up to certain dollar limits. Services that do not come under this authority must be pre-approved separately by the Audit Committee or, for services that do not exceed $200,000, by a member of the Audit Committee. Any such member must report the pre-approval at the next Audit Committee meeting. In determining whether or not to pre-approve services, the Audit Committee determines whether the service is a permissible service under the SEC’s rules, and, if permissible, the potential effect of such services on the independence of Ernst & Young.

     The aggregate fees billed for professional services by Ernst & Young and Arthur Andersen in the last two fiscal years are as follows:

Type of Fees	Fiscal 2003	Fiscal 2002

	Ernst & Young	Ernst & Young	Arthur Andersen

	(in thousands)	(in thousands)

Audit Fees	$1,630	$1,075	$659
Audit-Related Fees	154	0	0
Tax Fees	22	0	379
All Other Fees	0	150	656

Total	$1,806	$1,225	$1,694

     As used in the foregoing table: “Audit Fees” are fees for professional services rendered by the principal accountant for the audit of annual financial statements and review of financial statements included in the Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “Audit-Related Fees” are fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the financial statements, including audits of employee benefit plans, accounting consultations and procedures performed related to securitizations; “Tax Fees” means fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning; and “All Other Fees” includes all other fees for products and services provided by the principal accountant, including fees for auditing previous year’s financial statements.

STOCKHOLDER PROPOSALS

     Centex’s 2004 annual meeting of stockholders is scheduled to be held on July 15, 2004. In order to be considered for inclusion in Centex’s proxy material for that meeting, stockholder proposals must be received at Centex’s executive offices, addressed to the attention of the Secretary, not later than February 21, 2004.

     For any proposal that is not submitted for inclusion in Centex’s proxy material for the 2004 annual meeting of stockholders but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits Centex’s management to exercise discretionary voting authority under proxies it solicits unless Centex is notified about the proposal on or before May 7, 2004 and the stockholder submitting the proposal satisfies the other requirements of Rule 14a-4(c). Centex’s Amended and Restated By-laws further provide that, to be considered at the 2004 annual meeting, a stockholder proposal relating to the nomination of a person for election as a director must be submitted in writing and received by the Secretary at the executive offices of Centex no later than April 18, 2004, and must contain the information specified by and otherwise comply with Centex’s Amended and Restated By-laws. Any stockholder wishing to receive a copy of Centex’s Amended and Restated By-laws should direct a written request to the Secretary at Centex’s principal executive offices.

ELECTRONIC DELIVERY OF FUTURE ANNUAL REPORTS AND PROXY STATEMENTS

     If you wish to receive future proxy materials and annual reports over the Internet instead of receiving copies in the mail, follow the instructions provided when you vote through the Internet. If you vote by telephone, you will not have the option of electing electronic delivery while voting. If you elect electronic delivery, we will discontinue mailing proxy materials and annual reports to you beginning next year and send you an e-mail message notifying you of the Internet address or addresses where you may access the proxy materials and annual report.

FORM 10-K

     Stockholders entitled to vote at the Annual Meeting may obtain a copy of Centex’s Annual Report on Form 10-K for the fiscal year ended March 31, 2003, including the financial statements, required to be filed with the SEC, without charge, upon written or oral request to Centex Corporation, Attention: Raymond G. Smerge, Secretary, 2728 N. Harwood, Dallas, Texas 75201, (214) 981-5000.

By Order of the Board of Directors

RAYMOND G. SMERGE Executive Vice President, Chief Legal Officer and Secretary

Dallas, Texas
June 16, 2003

3333 HOLDING CORPORATION
2728 N. Harwood
Dallas, Texas 75201

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 17, 2003

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of 3333 Holding Corporation, a Nevada corporation (“Holding”), will be held in the auditorium of the Dallas Museum of Art, 1717 N. Harwood, in the City of Dallas, Texas on Thursday, July 17, 2003 at 9:00 a.m. (C.D.T.) for the following purposes:

(1)	To elect four directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

(2)	To vote upon the ratification of the appointment of Ernst & Young LLP as the independent auditors of Holding.

(3)	To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of Holding has fixed the close of business on May 29, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting. The transfer books will not be closed.

     You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, you can be sure your beneficial interest in the Holding shares is represented at the meeting by promptly voting and submitting your Holding proxy by telephone, over the Internet or by completing, signing, dating and returning the accompanying form of Holding proxy in the enclosed envelope. Your Holding proxy will be returned to you if you choose to attend the meeting and request such return.

By Order of the Board of Directors

RAYMOND G. SMERGE Secretary

Dallas, Texas
June 16, 2003

     Proxies are being solicited separately by the Boards of Directors of 3333 Holding Corporation and Centex Corporation. To ensure representation of your shares at the annual meetings of BOTH companies, you must vote and submit BOTH proxies by telephone, over the Internet or by mail in the manner described in the accompanying proxies.

3333 HOLDING CORPORATION

PROXY STATEMENT

Annual Meeting of Stockholders
To Be Held July 17, 2003

INTRODUCTION

     The accompanying proxy, mailed together with this proxy statement, is solicited by and on behalf of the Board of Directors of 3333 Holding Corporation, a Nevada corporation (“Holding”), for use at the Annual Meeting of Stockholders of Holding to be held on July 17, 2003, and at any adjournment thereof (the “Annual Meeting”). The mailing address of the executive offices of Holding is 2728 N. Harwood, Dallas, Texas 75201. The approximate date on which this proxy statement and accompanying proxy were first sent to stockholders was on or about June 16, 2003.

Purposes of the Annual Meeting

     At the Annual Meeting, action will be taken upon the following matters:

(1)	Election of a board of four directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

(2)	To vote upon the ratification of the appointment of Ernst & Young LLP as the independent auditors of Holding.

(3)	Such other business as may properly come before the Annual Meeting.

     The Board of Directors of Holding (the “Board” or the “Board of Directors”) does not know of any matter that may be acted upon at the Annual Meeting other than the matters set forth in items (1) and (2) above.

Recommendation of the Board of Directors

     The Board of Directors of Holding recommends a vote FOR the election of the four nominees for director of Holding named in the accompanying Holding proxy and FOR the ratification of the appointment of Ernst & Young LLP as auditors for fiscal year 2004.

TANDEM SECURITIES

     On November 30, 1987, Centex Corporation, a Nevada corporation (“Centex”), distributed as a dividend to its stockholders, through a nominee (the “Nominee”), all of the 1,000 issued and outstanding shares of common stock, par value $.01 per share, of Holding (“Holding Common Stock”), and 900 of the issued and outstanding warrants (the “Stockholder Warrants”) to purchase Class B Units of limited partnership interest in Centex Development Company, L.P., a Delaware limited partnership (the “Partnership”). 3333 Development Corporation, a Nevada corporation (“Development”) and a wholly-owned subsidiary of Holding, is the general partner of the Partnership.

     The Nominee holds the shares of Holding Common Stock and the Stockholder Warrants on behalf of and for the benefit of persons who are from time to time the holders of the common stock, par value $.25 per share (“Centex Common Stock”), of Centex (“Centex Stockholders”). Each Centex Stockholder owns a beneficial interest in that portion of the Holding Common Stock and the Stockholder Warrants that the total number of shares of Centex

Common Stock held by such stockholder bears to the total number of shares of Centex Common Stock outstanding from time to time. This beneficial interest of the Holding stockholders is not represented by a separate certificate or receipt. Instead, each Centex Stockholder’s beneficial interest in such pro rata portion of the shares of Holding Common Stock and the Stockholder Warrants is represented by the certificate or certificates evidencing such Centex Stockholder’s Centex Common Stock, and is currently tradable only in tandem with, and as a part of, each such Centex Stockholder’s Centex Common Stock. These restrictions on transfer are imposed by the terms of a nominee agreement (the “Nominee Agreement”) by and among Centex, Holding, the Partnership and the Nominee. Centex Common Stock certificates issued after the date of the Nominee Agreement bear a legend referring to the restrictions on transfer imposed thereby.

     Proxies are being solicited separately by the Boards of Directors of 3333 Holding Corporation and Centex Corporation. To ensure representation of your shares at the annual meetings of BOTH companies, you must vote and submit BOTH proxies by telephone, over the Internet or by mail in the manner described in the accompanying proxies.

RECORD DATE AND VOTING

     The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on May 29, 2003. At the close of business on the record date, the issued and outstanding capital stock of Holding entitled to vote at the Annual Meeting consisted of 1,000 shares of Holding Common Stock. See “Tandem Securities.”

     Each share of Holding Common Stock is entitled to one vote upon the election of directors and each other matter that may be properly brought before the Annual Meeting. Neither the Articles of Incorporation, as amended, nor the Amended and Restated By-laws of Holding provide for cumulative voting rights. The presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of Holding Common Stock is necessary to constitute a quorum. Abstentions and, by definition, broker non-votes will be counted as present for the purpose of establishing a quorum. The four nominees for director receiving a plurality of the votes cast at the meeting in person or by proxy shall be elected. Other matters will be adopted if they receive the vote of the holders of a majority of the shares entitled to vote and represented at the meeting.

     Shares represented by valid proxies received by telephone, over the Internet or by mail will be voted at the Annual Meeting in accordance with the directions given. If no specific choice is indicated, the shares represented by all valid proxies received will be voted FOR the election of the four nominees for director named in the proxy and FOR the ratification of the appointment of Ernst & Young LLP as independent auditors for Holding. The Board does not intend to present, and has no information that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders of Holding. However, if other matters requiring the vote of stockholders come before the Annual Meeting, it is the intention of the persons named in the accompanying form of Holding proxy to vote the proxies held by them in accordance with their best judgment in such matters.

     Each stockholder of Holding can vote their beneficial interest in the Holding Common Stock at the Annual Meeting by voting and submitting the accompanying Holding proxy by telephone, over the Internet, or by completing, signing, dating and returning the Holding proxy in the enclosed envelope. Any stockholder of Holding has the unconditional right to revoke his, her or its Holding proxy at any time prior to the voting thereof by submitting a later-dated proxy, by attending the Annual Meeting and voting in person or by written notice to Holding addressed to Raymond G. Smerge, Secretary, 3333 Holding Corporation, 2728 N. Harwood, Dallas, Texas 75201. No such revocation will be effective, however, until received by Holding at or prior to the Annual Meeting.

     Centex will bear the cost of soliciting proxies for its annual meeting of stockholders, and no additional cost will be incurred by Holding in connection with the solicitation of proxies for the Annual Meeting because the beneficial interest of each Holding stockholder in the Holding Common Stock and the Stockholder Warrants is represented by the certificate or certificates evidencing such stockholder’s shares of Centex Common Stock and is currently tradable only in tandem with, and as a part of, such shares of Centex Common Stock. See “Tandem Securities.” Solicitation may be made by mail, personal interview, telephone or other electronic means by officers and other employees of Holding or its affiliates or by officers and other employees of Centex, who will receive no additional compensation therefor. To aid in the solicitation of proxies, Centex has retained the firm of Georgeson Shareholder Communications Inc., which will receive a fee of approximately $8,500, plus out-of-pocket expenses. Centex will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Management

     The following table sets forth certain information as of May 29, 2003 with respect to the beneficial ownership of a beneficial interest in shares of Holding Common Stock by each director, director nominee and executive officer named in the Summary Compensation Table under “Executive Compensation,” individually itemized, and by all directors, director nominees and executive officers of Holding and its subsidiary as a group (6 persons). Except as otherwise indicated, the beneficial interest in shares of Holding Common Stock is owned directly, and the owner thereof has the sole voting and investment power with respect thereto.

	Holding Common Stock(1)

	Number of Shares	Percent
Name of Beneficial Owner	Beneficially Owned(2)	of Class

Richard C. Decker	307	*
Josiah O. Low, III	064	*
Todd D. Newman	047	*
David M. Sherer	—	*
Stephen M. Weinberg	427	*
Roger O. West	—	*
All directors, director nominees and executive officers of Centex as a group (6 persons)	845	*

*	Less than 1%.

(1)	Record title to the Holding Common Stock is held by the Nominee for the benefit of Centex Stockholders pursuant to the Nominee Agreement, and each Centex Stockholder owns a beneficial interest in that portion of the Holding Common Stock that the total number of shares of Centex Common Stock held by such stockholder bears to the total number of shares of Centex Common Stock outstanding from time to time. See “Tandem Securities.” The Nominee has no power to vote (absent instruction) or to direct the investment of the Holding Common Stock. The number of shares of Holding Common Stock listed as beneficially owned represents the proportionate undivided beneficial interest in the 1,000 issued and outstanding shares of Holding Common Stock held by the named individuals in their capacity as Centex Stockholders.

(2)	Shares of Centex Common Stock (and a beneficial interest in shares of Holding Common Stock) covered by stock options that are outstanding under the Centex Corporation Amended and Restated 1987 Stock Option Plan, and the Sixth Amended and Restated 1998 Centex Corporation Employee Non-qualified Stock Option Plan (the “1998 Plan”), and exercisable on May 29, 2003 or within 60 days thereafter are included as “beneficially owned” pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”). Amounts include the following shares of Centex Common Stock (and a beneficial interest in the following shares of Holding Common Stock) that may be acquired upon exercise of such stock options: Mr. Decker — 19,125 shares (approximately 0.307 shares of Holding Common Stock); Mr. Newman — 2,125 shares (approximately 0.034 shares of Holding Common Stock); Mr. Weinberg — 17,825 shares (approximately 0.286 shares of Holding Common Stock); and all directors, director nominees and executive officers of Holding and its subsidiary as a group (6 persons) — 43,075 shares (approximately 0.691 shares of Holding Common Stock). In addition, amounts include the following shares of Centex Common Stock (and a beneficial interest in the following shares of Holding Common Stock) that are deemed to be beneficially owned as of May 29, 2003 pursuant to the Centex Common Stock Fund of the Amended and Restated Profit Sharing and Retirement Plan of Centex Corporation (the “Profit Sharing Plan”), a defined contribution plan, as follows: Mr. Weinberg — 2,820 shares (approximately 0.045 shares of Holding Common Stock).

Amounts also include shares to be issued in connection with Centex’s Long Term Incentive Plan as follows: Mr. Weinberg — 6,000 shares (approximately 0.096 shares of Holding Common stock and Mr. Newman — 800 shares (approximately .013 shares of Holding Common Stock)

Certain Beneficial Owners

     The following table sets forth information as of May 29, 2003 with respect to the holders of a beneficial interest in shares of Holding Common Stock who are known to Holding to be beneficial owners of more than five percent of the shares of Holding Common Stock outstanding.

	Holding Common Stock(1)

	Number of Shares	Percent
Name and Address of Beneficial Owner	Beneficially Owned	of Class

Centex Corporation(2)	100	9.09%
2728 N. Harwood
Dallas, TX 75201

AXA Assurances I.A.R.D. Mutuelle(3)	94	9.4%
370 Rue Saint Honore
Paris, France 75001

Greenhaven Associates, Inc.(4)	69	6.9%
Three Manhattanville Road
Purchase, NY 10577

(1)	Record title to the Holding Common Stock is held by the Nominee for the benefit of Centex Stockholders pursuant to the Nominee Agreement, and each Centex Stockholder owns a beneficial interest in that portion of the Holding Common Stock that the total number of shares of Centex Common Stock held by such stockholder bears to the total number of shares of Centex Common Stock outstanding from time to time. See “Tandem Securities.” The Nominee has no power to vote (absent instruction) or to direct the investment of the Holding Common Stock. Except for the interest of Centex Corporation, which derives from its ownership of warrants to acquire shares of Holding Common Stock (see footnote 2 below), the number of shares of Holding Common Stock listed as beneficially owned represents the proportionate undivided beneficial interest in the 1,000 issued and outstanding shares of Holding Common Stock held by the named entities in their capacity as Centex Stockholders and has been rounded to the nearest whole share.

(2)	Centex owns beneficially and of record warrants (the “Centex Holding Stock Warrants”) to purchase 100 shares of Holding Common Stock (subject to adjustment) at an exercise price of $800 per share (subject to adjustment). The shares of Holding Common Stock that may be acquired upon the exercise of the Centex Holding Stock Warrants as of the date when the Stockholder Warrants become exercisable, which date Centex may indirectly determine in its discretion, are not outstanding but are included as “beneficially owned” pursuant to the rules and regulations of the SEC. However, it has been assumed in connection with the disclosure of such beneficial ownership that (i) the Centex Holding Stock Warrants are not subdivided or combined, and (ii) the shares of Holding Common Stock are not subdivided and a stock dividend or stock split with respect to the shares of Holding Common Stock has not occurred, prior to the exercise of the Centex Holding Stock Warrants.

(3)	Based solely upon information contained in the Schedule 13G of AXA Assurances I.A.R.D. Mutuelle filed with the Commission on February 12, 2003 with respect to shares of Centex Common Stock owned as of December 31, 2002 (the “AXA Assurances I.A.R.D. Mutuelle 13G”), but calculating the percentage shown by dividing the number of shares of Holding Common Stock represented by such shares of Centex Common Stock by the total number of shares of Holding Common Stock issued and outstanding as of May 29, 2003. According to the AXA Assurances I.A.R.D. Mutuelle 13G, such number includes the following: sole voting power — 2,991,465; shared voting power — 646,115; sole dispositive power — 5,290,498 and shared dispositive power — 592,260.

(4)	Based solely upon information contained in the Schedule 13G Greenhaven Associates, Inc. filed with the Commission on January 21, 2003 with respect to shares of Centex Common Stock owned as of December 31, 2002 (the “Greenhaven 13G”), but calculating the percentage shown by dividing the number of shares of Holding Common Stock represented by such shares of Centex Common Stock by the total number of shares of Holding Common Stock issued and outstanding as of May 29, 2003. According to the Greenhaven 13G, this includes 1,031,000 shares of Centex Common Stock over which Greenhaven Associates, Inc. had both sole voting power and sole dispositive power and 3,299,300 shares over which Greenhaven Associates, Inc. had shared dispositive power.

ITEM 1. ELECTION OF DIRECTORS

     In accordance with the Amended and Restated By-laws of Holding, the number of directors to be elected at the Annual Meeting is four, which shall constitute the entire Board. Each director will hold office until the next annual election of directors or until his successor is elected and qualified, subject to removal by the vote of the holders of not less than two-thirds of the then outstanding shares of Holding Common Stock. Unless contrary instructions are indicated on the proxy, it is intended that the beneficial interest in the shares of Holding Common Stock represented by the accompanying Holding proxy will be voted FOR the election of the four nominees for director named below or, if any such nominees should become unavailable (which is not anticipated), for such substitute nominees as the Board shall designate. A plurality of votes cast at the Annual Meeting, in person or by proxy, is required to elect such nominees. The Board recommends that stockholders vote FOR the election of such nominees.

     The four persons named below, Messrs. Low, Sherer, Weinberg and West, are the Board’s nominees for election as directors at the Annual Meeting and are currently serving as directors of Holding. The biographical information appearing below regarding the nominees for director has been furnished to Holding by the nominees.

Nominees for Directors

     Josiah O. Low, III, 63, is the Chairman of the Audit Committee of the Board, a member of the Nomination and Corporate Governance Committee and the Compensation Committee of the Board and has been a director since 1987. Mr. Low has been a venture partner of Catterton Partners since December 2001. He was Managing Director/Senior Advisor of Credit Suisse First Boston Corporation or one of its predecessors from February 1988 to December 2001. Mr. Low is also a director of Development and The CoStar Group, Inc.

     David M. Sherer, 66, is the Chairman of the Nomination and Corporate Governance Committee of the Board, a member of the Audit Committee and the Compensation Committee of the Board and has been a director since 1987. Mr. Sherer has been President of David M. Sherer and Associates, Inc., a commercial real estate, development, investment and brokerage firm, for 24 years. Mr. Sherer is also a director of Development.

     Stephen M. Weinberg, 55, is an employee of the Partnership and has been President and a director of both Holding and Development, the general partner of the Partnership, since April 1, 2000. He has also served as Chief Executive Officer of both Holding and Development since April 1, 2001. Mr. Weinberg is also concurrently employed by Centex Service Company, a wholly-owned subsidiary of Centex, under a dual employment arrangement. Mr. Weinberg joined Centex in 1978 and held the positions of Centex Homes Division President from 1984 to 1988 and Centex Homes Executive Vice President from 1988 until 1995. In 1995 Mr. Weinberg was appointed Chairman and Chief Executive Officer for Centex HomeTeam Services, a Centex subsidiary, where he served until his appointment as President of both Holding and Development.

     Roger O. West, 58, is the Chairman of the Compensation Committee of the Board and a member of the Audit Committee and the Nomination and Corporate Governance Committee of the Board and has served in a non-executive officer capacity as Chairman of the Board of both Holding and Development since April 1, 2000 and as a director of both Holding and Development since October 1999. Mr. West has been Executive Vice President and General Counsel of Healthcare Realty Trust Incorporated, a real estate investment trust listed on the New York Stock Exchange, since May 1994. Prior to his current position, Mr. West was a Managing Director of Geary, Porter & West (now Geary, Porter and Donovan) and a managing director of predecessor firms, Geary, Glast & Middleton and Geary, Stahl & Spencer.

Board Meetings, Fees, Committees and Attendance Records

     During Holding’s fiscal year ended March 31, 2003, the Board held four regular meetings, all of which were attended by all directors. There were eight Audit Committee meetings and all members attended. There were two Compensation Committee meetings and all members attended.

     Each member of the Board who is neither an officer nor an employee of Holding or its subsidiary, of the Partnership or any of its subsidiaries or of Centex or any of its subsidiaries receives a retainer of $15,000 per year and $750 per Board or committee meeting attended during the fiscal year. Further, the Chairman receives an additional annual fee of $8,000. In addition, Holding reimburses the directors for the reasonable expenses incurred in attending directors and committee meetings. The directors and executive officers of Holding also hold the same directorships and offices in Development, and each member of the Board of Holding who is neither an officer nor an employee of Holding or its subsidiary, of the Partnership or any of its subsidiaries or of Centex or any of its subsidiaries also receives a retainer of $15,000 per year for his service in that capacity and $750 per Board or committee meeting attended during the fiscal year. The Chairman of the Board also receives an additional annual fee of $8,000 for serving as Chairman of the Board of Directors of Development.

     Audit Committee

     The Board has an Audit Committee, composed of three directors who satisfy the independence requirements set forth in (i) Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules adopted by the Securities and Exchange Commission (the “SEC”) thereunder and (ii) the corporate governance and other listing standards of the New York Stock Exchange as in effect from time to time (the “NYSE Standards”). The Audit Committee functions under a Charter, which was revised and readopted by the Board of Directors on May 22, 2003. The Audit Committee assists the Board in its general oversight of (i) the integrity of Holding’s financial statements, (ii) Holding’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence and (iv) the performance of Holding’s internal audit function and independent auditors.

     The following are certain key responsibilities of the Audit Committee:

•	selection, appointment, compensation, evaluation, retention and oversight of the work of any independent auditors engaged to issue an audit report or related work or performing other audit, review or attest services for Holding, including all audit engagement fees, and approving all non-audit services

•	establishment of procedures for (i) the receipt, retention and treatment of complaints received by Holding regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of Holding of concerns regarding questionable accounting or auditing matters

•	discuss the annual audited financial statements and quarterly financial statements of Holding and other significant financial disclosures (including press releases and financial information and earnings guidance provided to analysts and rating agencies) with management and the independent auditors of Holding

•	discussing policies with respect to risk assessment and risk management

•	preparing the report required to be included in Holding’s annual proxy statement regarding review of financial statements and auditor independence (the report for fiscal year 2003 is included below)

•	reviewing and reassessing at least annually the adequacy of the Audit Committee Charter and recommending appropriate changes to the Board.

     The Audit Committee also reviews Holding’s corporate compliance program. The Audit Committee meets separately with the independent auditors and with members of the internal audit staff, outside the presence of Holding’s management or other employees, to discuss matters of concern, to receive recommendations or suggestions for change and to exchange relevant views and information.

Report of Audit Committee

To the Board of Directors of 3333 Holding Corporation:

     We have reviewed and discussed with management the audited combined financial statements of 3333 Holding Corporation and Centex Development Company, L.P. as of and for the year ended March 31, 2003.

     We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications, by the Auditing Standards Board of the American Institute of Auditors.

     We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence. We have also considered whether the auditors’ provision of non-audit services to 3333 Holding Corporation and its subsidiary and Centex Development Company, L.P. and its subsidiaries is compatible with the auditors’ independence.

     Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Annual Report on Form 10-K of 3333 Holding Corporation and Centex Development Company, L.P. for the year ended March 31, 2003.

Audit Committee of the 3333 Holding Corporation Board of Directors

Josiah O. Low, III, Chairman
David M. Sherer
Roger O. West

May 21, 2003

     Compensation Committee

     On July 18, 2001, the Board of Directors established the Compensation Committee, which is composed of three directors who are “non-employee directors” as defined by Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and are independent directors as defined by applicable New York Stock Exchange listing standards. The Compensation Committee determines and reviews the compensation paid to key executives and management of Holding and Development. See “Executive Compensation.”

     Nomination and Corporate Governance Committee

     On February 11, 2003, the Board of Directors established the Nomination and Corporate Governance Committee, which is composed of three directors who are independent directors as defined by applicable New York Stock Exchange listing standards. The Nomination and Corporate Governance Committee is responsible for advice and counsel to the Board and management regarding, and oversight of, the Company’s governance, including the selection of directors and the Board’s practices and effectiveness. The Committee does not solicit director nominations, but will consider recommendations sent to the Secretary of Holding at 2728 N. Harwood, Dallas, Texas 75201 that set forth:

     (i)  the name and address of such stockholder who intends to make the nomination and of the person(s) to be nominated;

     (ii)  a representation that such stockholder is a holder of record of stock of Holding entitled to vote at the annual meeting of stockholders and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the letter;

     (iii)  a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder;

     (iv)  such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the “SEC”) had each nominee been nominated by the Board; and

     (v)  the consent of each nominee to serve as a director of Holding if so elected. Any such letter must be received by Holding not later than April 18, 2004 for consideration at the 2004 annual meeting.

     The Nomination and Corporate Governance Committee held its first meeting on May 21, 2003.

EXECUTIVE COMPENSATION

     Neither Holding nor Development has any employees. As a result, all executive oversight and management functions for Holding and Development are performed by their directors and executive officers. Administrative and clerical services required by Holding, Development and the Partnership are provided by employees of the Partnership or are provided pursuant to a services agreement between Holding and Centex Service Company and a separate services agreement between Holding and the Partnership.

     During fiscal year 2003, the executive officers of Holding and Development provided services to Holding and Development on behalf of and in their capacities as employees of the Partnership, and they received compensation for such services from the Partnership. Prior to January 1, 2001, the executive officers of Holding and Development provided such services in their capacities as officers and employees of Centex and its affiliates. Effective as of January 1, 2001, when the executive officers of Holding and Development became employees of the Partnership, Centex Service Company and the Partnership entered into dual employment arrangements with certain officers of Holding and Development, including the executive officers named in the “Summary Compensation Table” below, pursuant to which Centex Service Company and the Partnership agreed to employ those officers concurrently with respect to their performance of services for each of them and/or their respective affiliates. Under the dual employment arrangements, each of Centex Service Company and the Partnership has the right to control and direct the activities of the employees in the performance of their respective duties on its behalf and to determine the value of the employees’ work and the compensation to be paid to the employees therefor. In addition, the dual employment arrangements provide that Centex Service Company may elect to compensate the employees for their services on its behalf not only through salary and bonus payments but also through stock option awards, long-term incentive awards or such other compensation awards as may be made from time to time by Centex, Centex Service Company or its affiliates.

     The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer and the two other executive officers of Holding and Development.

Summary Compensation Table

					Long-Term
				Compensation

		Annual Compensation		Awards

				Restricted	Securities
				Stock	Underlying
Name and	Fiscal			Awards	Option/SARs	All Other
Principal Position	Year	Salary($)	Bonus($)(1)	($)	(#)	Compensation($)(2)

Stephen M. Weinberg,(3)
President and Chief	2003	375,000	1,110,771	424,440 (4)	—	37,144
Executive Officer and	2002	360,000	1,209,636	—	15,000	35,378
Director	2001	342,500	600,000	—	15,000	233,892

Richard C. Decker,(5)
President, Centex
Commercial Development	2003	321,500	1,916,654	—	—	31,829
(a division of	2002	315,000	1,813,202	—	—	31,044
Development)	2001	300,417	314,000	—	1500	219,568

Todd D. Newman,(6)
Senior Vice President,	2003	172,000	185,128	56,592 (4)	—	16,859
Chief Financial Officer	2002	165,000	201,606	—	2,000	—
and Treasurer	2001	100,000	65,000	—	1,500	—

(1)	Cash bonuses for services rendered in fiscal year 2003, 2002 and 2001 have been listed in the year earned but are paid during the following fiscal year.

(2)	The compensation reported represents Centex contributions to, and forfeitures allocated to, the account of the recipient under the Profit Sharing Plan as a result of his performance of services on behalf of Centex or its affiliates, which accrued amounts are 100% vested as of March 31, 2003. Compensation includes contributions accrued pursuant to the Profit Sharing Plan in the following amounts: Mr. Weinberg - $20,019, $17,034 and $17,017 for fiscal years 2003, 2002 and 2001, respectively; Mr. Decker — $19,841, $16,856 and $16,839 for fiscal years 2003, 2002 and 2001, respectively and $16,859 for Mr. Newman. Compensation also includes contributions accrued pursuant to the Centex Corporation Amended and Restated Supplemental Executive Retirement Plan (the “SERP”) as a result of the recipients’ performance of services on behalf of Centex or its affiliates, in the following amounts: Mr. Weinberg — $17,125, $18,344 and $16,875 for fiscal years 2003, 2002 and 2001, respectively; and Mr. Decker — $11,988, $14,188 and $12,729 for fiscal years 2003, 2002 and 2001, respectively, which accrued amounts are 100% vested. The compensation for Messrs. Weinberg and Decker for fiscal year 2001 also includes amounts paid by Centex in connection with the repurchase and cancellation of options to acquire shares of Centex Common Stock (“Centex Options”) granted to these individuals in connection with their performance of services on behalf of Centex or its affiliates, in accordance with the terms of an option repurchase program offered by Centex to holders of certain Centex Options in October 2000. Mr. Weinberg was paid $200,000 for the cancellation of Centex Options covering 20,000 shares of Centex Common Stock with an exercise price of $36.06 per share, and Mr. Decker was paid $190,000 for the cancellation of Centex Options covering 19,000 shares of Centex Common Stock with a weighted-average exercise price of $37.30 per share.

(3)	Mr. Weinberg was elected an executive officer and director of Holding in fiscal year 2001.

(4)	Represents awards of 6,000 units for Mr. Weinberg and 800 units for Mr. Newman under the Centex Long Term Incentive Plan (“LTIP”). Each unit represents the right to receive one share of Centex Common Stock at the time the award is paid out. The award shown vests at the rate of 8-1/4% per quarter in fiscal 2004, 8-1/4% in fiscal 2005 and 8-1/2% in fiscal 2006. The payout date is May 14, 2010. LTIP units do not entitle the recipient to any rights as a stockholder, including dividend and voting rights and are subject to forfeiture prior to vesting. Based on the price of Centex Common Stock on March 31, 2003 ($54.36), the value of the units held as of May 29, 2003 was $326,160 for Mr. Weinberg and $43,488 for Mr. Newman.

(5)	Mr. Decker’s bonus and other compensation are calculated under an arrangement with the Partnership pursuant to which Mr. Decker is entitled to receive a percentage of the operating earnings, subject to certain adjustments, generated by the commercial real estate projects acquired, developed and sold by the commercial real estate operations of the Partnership and its subsidiaries and certain of the commercial real estate operations of Centex and its affiliates.

(6)	Mr. Newman was elected an executive officer of Holding in fiscal year 2001.

Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values(1)

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
			Options/SARs		Options/SARs
			at Fiscal Year-End		at Fiscal Year-End
	Shares		(#)		($)(2)
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Stephen M. Weinberg	-0-	-0-	15,000	11,250	$142,200	$85,950
Richard C. Decker	-0-	-0-	19,125	1,375	712,865	36,175
Todd D. Newman	-0-	-0-	2,125	1,375	20,835	9,585

(1)	Amounts set forth in the table reflect the number and value of shares of Centex Common Stock and Centex Options only. Neither Holding nor Centex has issued any SARs.

(2)	Represents the difference between the closing pricing of Centex Common Stock on March 31, 2003 of $54.36 per share and the exercise price of such Centex Options.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     None of Holding’s directors, officers or employees has any relationship requiring disclosure under Item 402(j) of Regulation S-K.

Report of Compensation Committee on Executive Compensation

     The Compensation Committee provides advice and recommendations to the Board concerning the salaries and bonuses of the executive officers and management of 3333 Holding Corporation (“Holding”). The Board approves those salaries and bonuses. The Compensation Committee is comprised of three independent, non-employee directors as defined by Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended, who are independent under applicable New York Stock Exchange listing standards. This report describes the policies and principles that shape the structure of Holding’s executive compensation program.

     Holding’s executive compensation program is structured to achieve the following objectives:

•	to attract, retain and motivate highly qualified, energetic and talented executives;

•	to create an incentive to increase stockholder returns by establishing a direct and substantial link between individual compensation and certain financial measures that have a direct effect on stockholder values; and

•	to create long-term compensation opportunities for individual executive officers based not only on long-term corporate performance but also on sustained long-term individual performance by coordinating Holding’s compensation program with that of Centex Corporation (“Centex”).

     The Compensation Committee coordinates with the Compensation Committee of Centex (the “Centex Compensation Committee”), which administers Centex’s stock incentive plans, annual incentive compensation plan and the long term incentive plan (“LTIP”), and is authorized under such plans to grant options to directors, officers and other key employees of Centex and its subsidiaries, to grant incentive compensation awards to executive officers of Centex, to make awards of restricted stock to directors, officers and other key employees of Centex and to award LTIP units to selected employees of Centex and certain of its subsidiaries, partnerships and affiliates. Because the executive officers of Holding are employed both by the Partnership and Centex Service Company under a dual employment arrangement (see “Executive Compensation”), the executive officers may be granted stock options and other incentive compensation by Centex.

     To achieve its compensation objectives, Holding has structured an executive compensation program using a combination of short-term and long-term elements: (i) annual salary, (ii) annual bonus and (iii) if the Centex Compensation Committee determines it to be appropriate, long-term incentive compensation in the form of stock options and, in some cases, performance-based bonuses, awards of restricted stock and LTIP units. In addition, the executive officers of Holding are eligible to receive other benefits, such as medical benefits and Profit Sharing Plan contributions, that are generally available to employees of the Partnership and Centex and contributions under Centex’s SERP that are accrued for certain of the named executive officers and certain other Holding executives.

     In structuring the specific components of executive compensation, Holding is guided by the following principles:

•	annual compensation should be set within reasonable ranges of the annual compensation for similar positions with similarly-sized and similar types of companies that engage in one or more of the principal businesses in which Holding and the Partnership engage;

•	bonus payments should vary with the individual’s performance and the financial performance of Holding and the Partnership; and

•	a component of compensation should be in the form of long-term incentive compensation that aligns the interests of executives with those of the stockholders and that creates rewards for long-term sustained company performance and the achievement of its strategic objectives.

Base Salary

     The Compensation Committee is responsible for recommending the base salary levels for the named executive officers. In developing salary amounts, the Compensation Committee reviews the salaries for similar positions in companies, including Centex, that engage in one or more of the principal businesses in which Holding or the Partnership engage: homebuilding, commercial real estate development, and multi-family property development. The Compensation Committee confirmed that the base salaries of the named executive officers were consistent with its objective of setting base salaries within reasonable ranges for similar positions in competitive companies. In setting base salary levels, the Compensation Committee also considers the executive’s experience level and potential for significant contributions to the profitability of Holding and the Partnership.

     Incentive Bonus

     The Compensation Committee is also responsible for developing recommendations for the incentive bonuses awarded to the named executive officers at the end of each fiscal year. The annual incentive bonus program for the executive officers has been structured to create financial incentives and rewards that are directly related to corporate performance during the past fiscal year. In particular, the Compensation Committee weighs heavily certain financial measurements that are directly related to stockholder returns such as net earnings and return on equity. The Compensation Committee also considers the contribution of each individual executive officer to the performance and to the strategic position of Holding and the Partnership.

     Long-term Compensation

     As employees of Centex Service Company under the dual employment arrangement, Holding’s executive officers participate in the long-term compensation program established and administered by the Centex Compensation Committee. A description of the Centex Compensation Committee’s philosophy and approach toward long-term compensation, including specifically the grant of stock options, LTIP units and the SERP, is set out in the “Report of Compensation and Stock Option Committee on Executive Compensation” of the Centex proxy statement.

     CEO Compensation

     The Chief Executive Officer of Holding participates in the same compensation programs as the other executive officers with each component of his compensation determined by the Compensation Committee according to the same criteria. The base salary and bonus of the Chief Executive Officer for fiscal year 2003 were similar to fiscal year 2002.

Compensation Committee

Roger O. West, Chairman
Josiah O. Low, III
David M. Sherer

Performance Graph

     As described in “Tandem Securities,” the record owner of the 1,000 issued and outstanding shares of Holding Common Stock is the Nominee, who holds such stock pursuant to the Nominee Agreement on behalf of and for the benefit of Centex Stockholders. Thus, each Centex Stockholder owns a beneficial interest in a portion of the 1,000 shares of Holding Common Stock held by the Nominee, which shares are currently tradable only in tandem with, and as a part of, each such Centex Stockholder’s Centex Common Stock. As a consequence of the foregoing, and because the beneficial interest in the 1,000 shares of Holding Common Stock does not have any separate ascertainable value, no performance graph is provided herein. Stockholders desiring to review the five-year stock performance of Centex Common Stock are directed to the “Performance Graph” in the accompanying Centex proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Holding’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of Holding’s equity securities, to file initial reports of ownership, reports of changes in ownership, and annual reports of ownership with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange. Such persons are required by SEC regulations to furnish Holding with copies of all Section 16(a) forms that they file with the SEC.

     Based solely on its review of the copies of such forms received by it with respect to fiscal year 2003, or written representations from certain reporting persons, Holding believes that its directors and executive officers and persons who beneficially own more than 10% of a registered class of Holding’s equity securities have complied with all filing requirements required by Section 16(a) for fiscal year 2003 applicable to such persons.

CERTAIN TRANSACTIONS

     During fiscal year 2003, Holding and the Partnership engaged in certain transactions with each other and with various subsidiaries of Centex. These transactions must be disclosed under applicable SEC rules and regulations because (i) the Partnership is controlled by, and is deemed a subsidiary of, Holding due to the fact that Development, a wholly-owned subsidiary of Holding, is the general partner of the Partnership, (ii) Centex is deemed a beneficial owner of more than five percent of Holding Common Stock, and (iii) Centex indirectly owns 100% of the issued and outstanding Class A Units of limited partnership interest in the Partnership (“Class A Units”) and Class C Units of limited partnership interest in the Partnership (“Class C Units”), which units constitute all of the issued and outstanding units of limited partnership interest in the Partnership. See “Security Ownership of Management and Certain Beneficial Owners” and “Tandem Securities.” A description of these transactions is set forth below.

     The Partnership has a services agreement with Holding whereby Holding provides certain executive and managerial services and tax, accounting and other similar services to the Partnership. The Partnership paid $150,000 in service fees under this Agreement during fiscal 2003.

     Holding has a services agreement with Centex Services Company (“Centex Services”), a wholly-owned subsidiary of Centex, whereby Centex Services provides certain tax, accounting, administrative and other similar services for Holding. During fiscal 2003, fees of $50,000 were paid by Holding to Centex Services under this agreement.

Sales and Purchases

     During fiscal 2003, Centex Homes, a subsidiary of Centex (“Centex Homes”) purchased a 1.5 acre site in Saint Paul, Minnesota from a subsidiary of the Partnership for cash consideration of $1.6 million. Centex Homes will pay additional consideration to the subsidiary in the form of a participation in profits above certain gross margin threshold levels on townhome sales.

     At March 31, 2003 Centex Homes had $7.2 million deposited with the Partnership as option deposits for the purchase of land. Centex Homes also entered into agreements to reimburse the Partnership for certain costs and fees incurred by the Partnership in the purchase and ownership of these tracts of land. During fiscal year 2003, Centex Homes paid $3.5 million to the Partnership in fees and reimbursements pursuant to these agreements and $32.9 million for the purchase of residential lots. Centex Homes expects to pay an additional $31.6 million to the Partnership to complete the purchase of these tracts of land over the next three years.

Other

     The Partnership has entered into a management agreement with Centex Homes whereby the Partnership provides certain services to Centex Homes for the operation, management, development and sale of its commercial real estate portfolio. The management agreement, entered into effective April 1, 2001, provides for the reimbursement of a portion of the expenditures incurred by the Partnership (including overhead expenses) with respect to the properties. The management agreement further provides for the payment of additional amounts to the Partnership based upon its performance of services under the management agreement. Collectively, payments amounted to approximately $3.5 million during fiscal 2003.

     The Partnership has entered into a management agreement with Centex Homes whereby Centex Homes provides management and oversight services for the Partnership’s investment in its international homebuilding operations. The Partnership pays Centex Homes an annual fee of $10,000 and reimburses Centex Homes for its direct expenses associated with its management and oversight.

     Centex performs cash management services for the Partnership. Excess funds generated by the Partnership are transferred to Centex on a daily basis, and funds required by the Partnership are advanced by Centex to the Partnership as necessary. Advances to or from Centex bear interest at the one-month LIBOR rate plus 25 basis points, computed on the daily outstanding borrowings or advances. In fiscal year 2003, the net amount paid by Centex to the Partnership was $85,000.

     During fiscal year 2003, in connection with third-party construction and permanent loans made to the Partnership’s operating subsidiaries and in connection with the acquisition and sale of properties, the Partnership paid an aggregate of $244,000 in title insurance premiums and escrow fees to Centex title insurance subsidiaries.

     During fiscal year 2003, operating subsidiaries of the Partnership paid certain of Centex’s construction subsidiaries a total of $5.3 million pursuant to construction contracts executed in prior years.

     During fiscal year 2003, the Partnership paid $65,000 to a Centex affiliate for marketing services provided to the Partnership by an employee of such affiliate.

     A subsidiary of the Partnership has leased approximately 157,450 square feet, or 72% of leasable space, in the Citymark office building in Dallas, Texas to Centex Service and other Centex affiliates. The total amount of rent and operating expense reimbursements paid by Centex affiliates under the lease during fiscal year 2003 was $3.74 million.

     A subsidiary of the Partnership owned a 50% interest in a 79,000 square foot office building located in Plantation, Florida. The remaining 50% was owned by Centex Construction Group, L.L.C., a Centex affiliate. Approximately 61% of the rentable square footage of the building was leased and occupied by Centex affiliates. The total amount of rent and operating expense reimbursements paid by the Centex affiliates under the lease during fiscal year 2003 was $754,000. This building was sold in fiscal 2003 to a third party.

     A subsidiary of the Partnership owned an office building in Lewisville, Texas. This building was leased to Centex Home Equity Company, LLC, a Centex affiliate. The total amount of rent and operating expense reimbursements paid by the Centex affiliate under the lease during fiscal year 2003 was $379,000. This building was sold in fiscal 2003 to a third party.

     Under the Partnership Agreement, Class C Units may be issued in exchange for assets acquired and capital received from a limited partner or from an entity that is to be admitted as a limited partner. Centex Homes is currently the sole limited partner of the Partnership.

     The Partnership Agreement provides that the holders of Class A Units and Class C Units are entitled to a cumulative preferred return of 9% per annum on the average outstanding balance of their Unrecovered Capital. As noted above, Centex Homes is currently the sole limited partner of the Partnership and the sole holder of all outstanding Class A Units and Class C Units. At March 31, 2003, unpaid preference accruals totaled $42.0 million, and Unrecovered Capital for Class A Units and Class C Units totaled $32.5 million and $208.3 million, respectively. The Partnership made a preference payment of $21.1 million on March 31, 2003.

     Richard C. Decker, an executive officer of Holding, and certain of his family members, through a family partnership, were owners of a 50% partnership interest in a shopping center development known as Westfest LLC (“Westfest”), of which a division of Centex Homes (the “Division”) was the other 50% partner. Mr. Decker and his family were owners of Westfest at the time Mr. Decker was hired by Centex in 1996, and the Division acquired its interest shortly thereafter. The Division is not a direct or indirect subsidiary of Holding, but an affiliate of Holding manages this investment on behalf of the Division. On May 6, 2003, the Division sold its 50% partnership interest in Westfest to Mr. Decker for consideration of $500,000 in cash.

ITEM 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Ernst & Young LLP (“Ernst & Young”) acted as Holding’s independent auditors to audit its books and records for fiscal year 2003, and the Audit Committee has appointed Ernst & Young as Holding’s independent auditors to audit its books and records for fiscal year 2004, subject to ratification by Holding Stockholders.

     Representatives of Ernst & Young are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from Holding Stockholders.

     The Board of Directors of Holding recommends a vote FOR the ratification of the appointment of Ernst and Young as independent auditors for fiscal year 2004.

RELATIONSHIP WITH INDEPENDENT AUDITORS

     On March 23, 2002 the Audit Committee approved the engagement of Ernst & Young LLP (“Ernst & Young”) as Holding’s independent auditors for the fiscal year ending March 31, 2002, to replace Arthur Andersen LLP (“Arthur Andersen”), who were dismissed as auditors effective as of that date. This action followed the Audit Committee’s decision to seek proposals from independent auditors to audit Holding’s financial statements.

     Arthur Andersen’s audit reports on Holding’s financial statements as of and for the fiscal years ended March 31, 2000 and 2001, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During Holding’s fiscal years ended March 31, 2000 and 2001, respectively, and the subsequent interim period through March 23, 2002:

(i)	there were no disagreements between Holding and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen’s satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports;

(ii)	none of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred; and

(iii)	Holding did not consult with Ernst & Young regarding any of the matters or events described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     Arthur Andersen provided a letter, which Holding has filed with the SEC, agreeing with the foregoing statements.

Audit Fees

     The Audit Committee has adopted policies and procedures for pre-approving all audit and permissible non-audit services performed by Ernst & Young after May 6, 2003. Under these policies, the Audit Committee preapproves the use of audit and specific permissible audit-related and non-audit services up to certain dollar limits. Services that do not come under this authority must be pre-approved separately by the Audit Committee, or, for services that do not exceed $25,000, by a member of the Audit Committee. Any such member must report the pre-approval at the next Audit Committee Meeting. In determining whether or not to pre-approve services, the Audit Committee determines whether the service is a permissible service under the SEC’s rules, and, if permissible, the potential effect of such services on the independence of Ernst & Young.

     The aggregate fees billed for professional services by Ernst & Young and Arthur Andersen in the last two fiscal years are as follows:

Type of Fees	Fiscal 2003	Fiscal 2002

	Ernst & Young	Ernst & Young	Arthur Andersen

Audit Fees	$367,748	$260,000	$129,967
Audit-Related Fees	—	—	21,500
Tax Fees	—	—	34,042
All Other Fees	—	—	375,641
Total	$367,748	$260,000	$561,150

     As used in the foregoing table: “Audit Fees” are fees for professional services rendered by the principal accountant for the audit of annual financial statements and review of financial statements included in the Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “Audit-Related Fees” are fees for services by the principal accountant that are reasonably related to the performance of the audit or review of the financial statements, including accounting consultations on internal controls; “Tax Fees” means fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning; and “All Other Fees” includes other fees in connection with an arbitration proceeding involving the purchase of Holding’s international homebuilding operations.

STOCKHOLDER PROPOSALS

     Holding’s 2004 annual meeting of stockholders is scheduled to be held on July 15, 2004. In order to be considered for inclusion in Holding’s proxy material for that meeting, stockholder proposals must be received at Holding’s executive offices, addressed to the attention of the Secretary, not later than February 21, 2004.

     For any proposal that is not submitted for inclusion in Holding’s proxy material for the 2004 annual meeting of stockholders but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits Holding’s management to exercise discretionary voting authority under proxies it solicits unless Holding is notified about the proposal on or before May 7, 2004 and the stockholder submitting the proposal satisfies the other requirements of Rule 14a-4(c). Holding’s Amended and Restated By-laws further provide that, to be considered at the 2004 annual meeting, a stockholder proposal relating to the nomination of a person for election as a director must be submitted in writing and received by the Secretary at the executive offices of Holding no later than April 18, 2004, and must contain the information specified by and otherwise comply with Holding’s Amended and Restated By-laws. Any stockholder wishing to receive a copy of Holding’s Amended and Restated By-laws should direct a written request to the Secretary at Holding’s principal executive offices.

ELECTRONIC DELIVERY OF FUTURE ANNUAL REPORTS AND PROXY STATEMENTS

     If you wish to receive future proxy materials and annual reports over the Internet instead of receiving copies in the mail, follow the instructions provided when you vote through the Internet. If you vote by telephone, you will not have the option of electing electronic delivery while voting. If you elect electronic delivery, we will discontinue mailing proxy materials and annual reports to you beginning next year and send you an e-mail message notifying you of the Internet address or addresses where you may access the proxy materials and annual report.

FORM 10-K

     Stockholders entitled to vote at the Annual Meeting may obtain a copy of Holding’s Annual Report on Form 10-K for the fiscal year ended March 31, 2003, including the financial statements, required to be filed with the SEC, without charge, upon written or oral request to Centex Corporation, Attention: Raymond G. Smerge, Secretary, 2728 N. Harwood, Dallas, Texas 75201, (214) 981-5000.

By Order of the Board of Directors

RAYMOND G. SMERGE Secretary

Dallas, Texas
June 16, 2003

APPENDIX A

CENTEX CORPORATION

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

1.	Purpose.

     The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Centex Corporation (the “Company”) is to assist the Board in its general oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence and (iv) the performance of the Company’s internal audit function and independent auditors.

     The Committee shall serve in a board-level oversight role in which it will provide advice, counsel and direction to management and the Company’s independent auditors on the basis of the information it receives, discussions with management and the independent auditors, and the experience of the Committee’s members in business, financial and accounting matters.

2.	Membership.

     The Committee shall consist of at least three persons, all of whom are members of the Board. Each member of the Committee shall satisfy the independence requirements set forth in (i) Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules adopted by the Securities and Exchange Commission (the “SEC”) thereunder and (ii) the corporate governance and other listing standards of the New York Stock Exchange (the “NYSE”) as in effect from time to time (the “NYSE Standards”).

     Each member of the Committee shall be “financially literate” within the meaning of the NYSE Standards, as such term is interpreted by the Board in its business judgment (or shall become “financially literate” within a reasonable period of time after appointment to the Committee). In addition, at least one member of the Committee shall have “accounting or related financial management expertise” within the meaning of the NYSE Standards, as such term is as interpreted by the Board in its business judgment. Furthermore, unless the Board determines that it is not necessary for an “audit committee financial expert” to serve on the Committee, at least one member of the Committee shall be an “audit committee financial expert” within the meaning of Item 401(h) of Regulation S-K.

     No member of the Committee shall serve as a member of the audit committee of more than two public companies other than the Company. In addition, if a member of the Committee serves as a member of the audit committee of another public company (or companies), such member shall deliver a written statement to the Board and the Committee on an annual basis describing the time commitment required in order for such member to serve on the audit committee of such other public company (or companies) and any expected changes in such time commitment during the next year.

     The Board shall elect the members of the Committee at the Board meeting (“Annual Board Meeting”) that is held immediately after the annual meeting of the stockholders of the Company, after considering the recommendations of the Corporate Governance and Nominating Committee of the Board, and each Committee member shall serve until the date of the next Annual Board Meeting, unless he or she resigns, is removed or replaced or otherwise ceases to be a director or a member of the Committee prior to such date, in which event the Board shall appoint another director of the Company to fill the resulting vacancy for his or her unexpired term. Furthermore, if for any reason the Board does not elect the members to the Committee at an Annual Board Meeting, the directors who then comprise the Committee will continue to serve as members of the Committee until the Board takes action to elect new members of the Committee. The Board may remove or replace a member of the Committee at any time.

3.	Operation.

     The Board shall elect one member of the Committee to act as chairperson of the Committee (the “Chairperson”). Such member shall act as Chairperson until the next Annual Board Meeting unless he or she resigns, is removed or replaced or otherwise ceases to be a director or a member of the Committee prior to such date, in which event the Board shall appoint another member of the Committee to serve as Chairperson for his or her unexpired term. The Chairperson shall preside over all meetings of the Committee. In addition, the Chairperson shall periodically report the Committee’s findings and conclusions to the Board. The Board may remove or replace the Chairperson at any time.

     A majority of the members shall constitute a quorum, unless the Committee is comprised of an equal number of members, in which case one-half of the members of the Committee shall constitute a quorum. The act of a majority of the members of the Committee in attendance at a meeting at which a quorum is present shall constitute the act of the Committee.

     The Committee shall meet at least four times annually. The Committee may invite such persons in addition to the members of the Committee that it deems appropriate to attend all or part of any meetings. The Committee shall maintain minutes of its meetings and written records of its actions. The Committee shall be authorized to meet, as frequently as it determines is necessary or appropriate, with the Company’s director of internal audit, the Chief Financial Officer of the Company and the independent auditors of the Company in separate executive sessions to discuss any matters that the Chairperson or any other member of the Committee believes should be discussed privately.

     To the extent permitted by the NYSE Standards and applicable legal requirements, the Committee may delegate specified duties and responsibilities to a subcommittee created by a vote of a majority of the members of the Committee. Each subcommittee shall have one or more members designated by the Committee, and shall be governed by such procedures as the Committee shall determine from time to time.

     The Committee may establish such rules as it determines to be necessary or appropriate to conduct its business, so long as such rules do not contravene the express provisions of this Charter.

4.	Duties and Responsibilities.

     To fulfill its purposes as described above, the Committee shall have the following duties and responsibilities:

     a.     General. The Committee shall provide such assistance as the Board shall request in connection with the general oversight of the Company’s financial reporting, legal and regulatory compliance, internal control and audit functions.

     b.     Independent Accountants. The independent auditors for the Company are ultimately accountable to the Board and the Committee, and the Committee has the ultimate authority and responsibility for the selection, appointment, compensation, evaluation, retention and oversight of the work of any independent auditors engaged (including resolution of any disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and such independent auditors shall report directly to the Committee. Without limiting the foregoing, the Committee shall have the duty and responsibility to:

(i) select, appoint, evaluate, retain, terminate and replace the Company’s independent auditors (subject, if the Committee so determines, to shareholder ratification);

(ii) obtain and review, at least annually, a report by the Company’s independent auditors describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

(iii) ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the auditors and the Company and actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and recommend that the Board take appropriate action in response to the reports from the auditors to satisfy itself of the auditors’ independence;

(iv) review any report made by the Company’s independent auditors pursuant to Section 10A(k) of the Exchange Act (critical accounting policies, potential alternative treatments and material written communications between the independent auditors and management);

(v) review with the Company’s independent auditors any audit problems or difficulties and management’s response;

(vi) resolve any disagreements between management and Company’s independent auditors regarding financial reporting; and

(vii) pre-approve all audit engagement fees and terms and pre-approve all non-audit services provided to the Company by its independent auditors (subject to the de minimis exceptions for certain non-audit services set forth in Section 10A(i)(1)(B) of the Exchange Act); provided, that the Committee may delegate to one or more subcommittees the authority to grant approvals of audit and permitted non-audit services.

     c.     Complaints. The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     d.     Other Responsibilities. It shall also be the duty and responsibility of the Committee to:

(i) discuss the annual audited financial statements and quarterly financial statements of the Company and other significant financial disclosures with management and the independent auditors of the Company, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and any other matters required to be reviewed under applicable legal, regulatory or NYSE requirements;

(ii) discuss earnings press releases to be issued by the Company, as well as financial information and earnings guidance provided to analysts and rating agencies;

(iii) as appropriate, obtain advice and seek assistance from outside legal, accounting or other advisors;

(iv) review management’s internal control report and the independent auditor’s attestation related thereto;

(v) discuss policies with respect to risk assessment and risk management;

(vi) meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors;

(vii) prepare the report that is required to be included in the Company’s annual proxy statement in accordance with the rules of the SEC;

(viii) set clear hiring policies for employees or former employees of the independent auditors;

(ix) when requested by the Board or the Chief Legal Officer of the Company, review with the Board or the Chief Legal Officer legal, disclosure or other matters that may have a material effect on the financial condition or results of operations of the Company or its compliance policies; and

(x) report regularly to the Board.

     e.     Certain Limitations. It is the responsibility of the Company’s management to prepare consolidated financial statements that are complete and accurate and in accordance with generally accepted accounting principles, and it is the responsibility of the Company’s independent auditors to audit those financial statements. The Committee’s responsibility in this regard is one of oversight and review. The Committee does not provide any expert or other special assurance as to such financial statements.

     Although the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to initiate or conduct investigations unless directed to do so by the Board, or to assure compliance with applicable laws or regulations or the Company’s policies and procedures. Furthermore, the manner in which such responsibilities and powers are to be exercised should be determined by the Committee in light of the circumstances and conditions existing from time to time. In many cases, the Committee will discharge its responsibilities through evaluating information and reports presented or otherwise given to the Committee by the Company’s management, internal auditors and independent accountants. Members of the Committee are not required to assume the functions or responsibilities of full-time employees of the Company or of experts in the fields of accounting or auditing.

5.	Engagement of Advisers; Funding.

     The Committee shall have the authority to engage independent counsel and other advisers, as it determines to be necessary to carry out its duties. The Committee shall have the authority to approve and authorize the payment by the Company of appropriate compensation (i) to any independent auditors engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company and (ii) any counsel or other advisers employed by the Committee as provided above.

6.  Annual Performance Evaluation of the Committee.

     The Board shall conduct an annual performance evaluation of the Committee. This evaluation will be conducted by the Board in one or more separate sessions at which members of the Committee shall not be in attendance. After completing its annual performance evaluation of the Committee, the Board or a representative thereof shall review such evaluation or a summary thereof with the members of the Committee.

7.  Review and Reassessment of Charter.

     The Committee shall review and reassess at least annually the adequacy of this Charter and shall recommend any changes it deems appropriate to the Board.

APPENDIX B

CENTEX CORPORATION

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER

1.	Purpose.

     The Corporate Governance and Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Centex Corporation (the “Company”) shall be responsible for advice and counsel to the Board and management regarding, and oversight of, the Company’s governance, including the selection of directors and the Board’s practices and effectiveness.

2.	Membership.

     The Committee shall consist of at least three directors. Each member of the Committee shall satisfy the independence requirements set forth in the corporate governance and other listing standards of the New York Stock Exchange (the “NYSE”) as in effect from time to time (the “NYSE Standards”).

     The Board shall elect the members of the Committee at the Board meeting (“Annual Board Meeting”) that is immediately after the annual meeting of the stockholders of the Company, and each Committee member shall serve until the date of the next Annual Board Meeting, unless he or she resigns, is removed or replaced, or otherwise ceases to be a director or a member of the Committee prior to such date, in which event the Board shall appoint another director of the Company to fill the resulting vacancy for his or her unexpired term. Furthermore, if for any reason the Board does not elect the members to the Committee at an Annual Board Meeting, the directors who then comprise the Committee will continue to serve as members of the Committee until the Board takes action to elect new members of the Committee. The Board may remove or replace a member of the Committee at any time.

     To the extent permitted by applicable legal requirements and/or listing standards, the Committee may delegate specified duties and responsibilities to a subcommittee created by a vote of a majority of the members of the Committee.

3.	Operation.

     The Board shall elect one of the members of the Committee to act as chairperson of the Committee (the “Chairperson”). Such member shall act as Chairperson until the next Annual Board Meeting unless he or she resigns, is removed or replaced, or otherwise ceases to be a director or a member of the Committee prior to such date, in which event the Board shall appoint another member of the Committee to serve as Chairperson for his or her unexpired term. The Chairperson shall preside over all meetings of the Committee. In addition, the Chairperson shall periodically report the Committee’s findings and conclusions to the Board. The Board may remove or replace the Chairperson at any time.

     A majority of the members of the Committee shall constitute a quorum. The act of a majority of the members of the Committee in attendance at a meeting at which a quorum is present shall constitute the act of the Committee.

     The Committee shall meet as often as is appropriate but not less than two times annually.

     The Committee may, at its discretion, engage such independent consultants as it deems appropriate. Further, the Committee may invite to all or part or any Committee meeting such representatives of independent consultants and members of management and other persons as the Committee shall deem necessary or appropriate. The Committee shall, when it deems it appropriate, meet with such consultants without any members of management in attendance. The Committee shall have the sole authority to engage, retain and terminate any consultant to be used to assist it in the performance of its duties hereunder, and shall have the sole authority to approve such consultant’s fees and other retention terms.

4.	Duties and Responsibilities. To fulfill its purposes as described above, the Committee shall:

     a.     Governance.

(i) Develop, periodically review and recommend to the Board a set of corporate governance principles for the Company.

(ii) Periodically review corporate governance matters generally and recommend action to the Board where appropriate.

(iii) Review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

(iv) Monitor the quality, sufficiency and currency of information furnished by management to the directors in connection with Board and Committee meetings and other activities of the directors.

(v) Review the Board’s policy for director compensation and recommend to the Board compensation programs for directors.

(vi) Recommend to the Board stock ownership guidelines for executive officers and monitor compliance therewith.

(vii) Review and approve, prior to acceptance, the election of the Chief Executive Officer, Chief Operating Officer or Chief Financial Officer to any other public company Board.

     b.     Nominating

(i) Actively seek, recruit, screen, and interview individuals qualified to become members of the Board for recommendation to the Board, and consider management’s recommendations for director candidates.

(ii) Have the sole authority, at the expense of the Company, to retain and terminate any search firm to be used to identify director candidates, and approve the search firm’s fees and other retention terms. The Committee shall also have authority to obtain advice and assistance on any matter addressed in this charter from internal or external legal, accounting or other advisors, at the expense of the Company.

(iii) Evaluate the qualifications and performance of incumbent directors and determine whether to recommend them for re-election to the Board.

(iv) Establish and periodically reevaluate criteria for Board membership and selection of new directors; and determine as necessary the portfolio of skills, experience, perspective and background required for the effective functioning of the Board.

(v) Recommend to the Board the Director nominees for each annual stockholders meeting.

(vi) Recommend to the Board Director nominees for each of the Committees of the Board, including the chairperson of each Committee.

(vii) Determine, acting through the Chairman of the Committee, the effect of a director’s change in circumstances and, if appropriate, recommend to the Board whether to accept a tendered resignation from such director.

(viii) Recommend to the Board removal of a director, if appropriate.

(ix) Monitor the orientation and training needs of directors and recommend action to the Board, individual directors, and management where appropriate.

     c.     Administration.

(i) Make regular reports to the Board as to its work.

(ii) Perform other functions within the scope of the foregoing, which the Committee deems appropriate to undertake from time to time.

5.	Annual Oversight of the Evaluation of the Board and its Committees

     The Committee will initiate and oversee an annual evaluation of the effectiveness of the Board and each Committee, as well as the composition, organization (including its Committee structure, membership and leadership) and practices of the Board. The Committee may delegate the annual evaluation of the Board and the Committees to the Lead Director as appropriate.

APPENDIX C

CENTEX CORPORATION

COMPENSATION COMMITTEE CHARTER

1.	Purpose.

     The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Centex Corporation (the “Company”) shall be charged with assisting the Board in (i) assessing whether the various compensation programs of the Company are designed to attract, motivate and retain the senior management necessary for the Company to deliver consistently superior results and are performance based, market driven and shareholder aligned, (ii) its oversight of specific incentive compensation plans adopted by the Company, with the approval of this Committee, including stock plans, supplemental executive retirement plans and short term and long term incentive compensation plans for members of senior management of the Company, (iii) assessing the effectiveness of succession planning relative to senior management of the principal subsidiaries of the Company, (iv) its approval, review and oversight of benefit plans of the Company, and (v) its oversight of the performance and compensation of the Chief Executive Officer of the Company (“CEO”) and the other members of the Senior Management Team of the Company.

     Further, the Committee will direct the production of all reports that Securities and Exchange Commission rules require be included in the Company’s annual proxy statement.

2.	Membership.

     The Committee shall consist of at least three persons, all of whom are members of the Board. Each member of the Committee shall satisfy the independence requirements set forth in the corporate governance and other listing standards of the New York Stock Exchange (the “NYSE”) as in effect from time to time (the “NYSE Standards”). In addition, each member of the Committee shall be a “non-employee director” as defined by Rule 16b-3(b)(3) under the Exchange Act.

     The Board shall elect the members of the Committee at the Board meeting (“Annual Board Meeting”) that is held immediately after the annual meeting of the stockholders, and each Committee member shall serve until the date of the next Annual Board Meeting unless he or she resigns, is removed or replaced or otherwise ceases to be a director or member of the Committee prior to such date, in which event the Board shall appoint another director to fill the resulting vacancy for his or her unexpired term. Further, if for any reason the Board does not elect the members to the Committee at an Annual Board Meeting, the directors who then comprise the Committee will continue to serve as members of the Committee until the Board takes action to elect new members of the Committee. The Board may remove or replace a member of the Committee at any time.

     To the extent permitted by the NYSE Corporate Governance Standards and applicable legal requirements, the Committee may delegate specified duties and responsibilities to a subcommittee created by a vote of a majority of the members of the Committee. Each subcommittee shall have one or more members designated by the Committee, and shall be governed by such procedures as the Committee shall determine from time to time.

3.	Operation.

     The Board shall elect one of the members of the Committee to act as chairperson of the Committee (the “Chairperson”). Such member shall act as Chairperson until the next Annual Meeting unless prior thereto he or she (x) resigns as Chairperson, (y) is removed or replaced by the Board or (z) ceases to be a director, in which event the Board shall appoint another member of the Committee to serve as Chairperson for the unexpired term. The Chairperson shall preside over all meetings of the Committee. In addition, the Chairperson shall periodically report the Committee’s findings and conclusions to the Board.

     The majority of the members of the Committee shall constitute a quorum.

C-1

     The Committee shall meet as often as is appropriate but not less than two times annually. The Committee shall maintain minutes of its meetings and written records of its actions.

     The Committee may, at its discretion, engage such independent consultants as it deems appropriate. Further, the Committee may invite to all or part of any Committee meeting such representatives of independent consultants and members of management and other persons as the Committee shall deem necessary or appropriate. The Committee shall, when it deems it appropriate, meet with such consultants without any members of management in attendance. The Committee shall have the sole authority to engage, retain and terminate any compensation consultant to be used to assist it in the performance of its duties hereunder, and shall have the sole authority to approve such consultant’s fees and other retention terms. The Committee shall also have the authority to obtain advice and assistance from internal or external legal counsel, accounting or other advisors.

4.	Duties and Responsibilities.

     To fulfill its purpose as described above, the Committee shall have the following duties and responsibilities:

     a.     The Committee will review and approve for the CEO, for the other members of the Senior Management Team of the Company, for other senior officers of the Company and for senior officers of the principal subsidiaries of the Company (collectively called “Senior Management”), annual base salary levels, annual incentive opportunity levels and long term incentive opportunity levels for each fiscal year. In this regard, the Committee will review and approve corporate goals and objectives related to compensation. In addition, the Committee will take into account whether the compensation is reasonably related to personal and corporate performance and whether the goals of each compensation program are compatible with external peer businesses.

     b.     Following the conclusion of a fiscal year, the Committee will review and make recommendations to the Board with respect to incentive compensation awards for the CEO and the other members of the Senior Management Team of the Company, and for other officers of the Company, including awards under short term and long term incentive compensation plans.

     c.     The Committee will review Senior Management compensation programs on a periodic basis to determine whether they are properly coordinated and achieving their intended purposes. In addition, the Committee will consider from time to time whether to adopt compensation or benefit plans for Senior Management which address matters relating to severance or retirement provided that the benefits to be derived from those programs are appropriately related to the overall benefit of the Company and are reasonable in amount and duration.

     d.     The Committee will review on a periodic basis all benefit plans sponsored by the Company to determine whether they are properly coordinated and achieving their intended purposes. The benefit plans currently in place include a 401(k) plan, a profit sharing and retirement plan, a salary continuation plan and health insurance and life insurance plans. In addition, the Committee will consider, from time to time, amendments to existing benefit plans and proposals for new benefit plans, and if appropriate, recommend the same for approval to the Board.

     e.     The Committee will review and assess on a periodic basis succession planning with respect to senior management of the principal subsidiaries of the Company.

     f.     The Committee will review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

     g.     The Committee will make periodic reports to the Board on the work of the Committee.

5.	Annual Performance Evaluation of the Committee.

     The Board will conduct an annual performance evaluation of the Committee. This evaluation will be conducted by the Board in one or more separate sessions at which members of the Committee shall not be in attendance. After completing its annual performance evaluation of the Committee, the Board or a representative thereof shall review such evaluation or a summary thereof with the members of the Committee.

C-2

APPENDIX D

CENTEX CORPORATION

2003 ANNUAL INCENTIVE COMPENSATION PLAN

     1.     Objective. The Centex Corporation 2003 Annual Incentive Compensation Plan (the “Plan”) is designed to retain selected executive officers of Centex Corporation, and reward them for making significant contributions to the success of Centex Corporation. These objectives are to be accomplished by making annual awards under the Plan and thereby providing Participants with a financial interest in the overall performance and growth of Centex Corporation.

     2.     Definitions. As used herein, the terms set forth below shall have the following respective meanings:

     “Act” means the Securities Exchange Act of 1934, as amended.

     “Affiliate” means any direct or indirect subsidiary or parent of Centex Corporation and any partnership, joint venture, limited liability company or other business venture or entity in which Centex Corporation owns directly or indirectly at least 80% of the ownership interest in such entity, as determined by the Committee in its sole and absolute discretion (such determination by the Committee to be conclusively established by the grant of an Award by the Committee to an officer or employee of such an entity).

     “Award” means an incentive compensation award payable in cash and granted to a Participant pursuant to any applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

     “Award Agreement” means a written agreement between Centex Corporation and a Participant that sets forth the terms, conditions and limitations applicable to an Award.

     “Beneficiary” means such person or persons, or the trustee of an inter vivos trust for the benefit of natural persons, designated by the Participant in a written election form filed with the Committee as entitled to receive the Participant’s Award(s) in the event of the Participant’s death, or if no such election form shall have been so filed, or if no designated Beneficiary survives the Participant or can be located by the Committee, the person or persons entitled thereto under the last will of such deceased Participant, or if such decedent left no will, to the legal heirs of such decedent determined in accordance with the laws of intestate succession of the state of the decedent’s domicile.

     “Board” means the Board of Directors of Centex Corporation as the same may be constituted from time to time.

     “Centex Corporation” means Centex Corporation, a Nevada corporation, or any successor thereto.

     “Code” means the Internal Revenue Code of 1986, as amended.

     “Committee” means the Compensation Committee of the Board.

     “Employment” means employment with Centex Corporation or an Affiliate.

     “Fiscal Year” means April 1 through March 31.

     “Participant” means an executive officer of Centex Corporation who signs an Award Agreement.

     “Plan” means this Centex Corporation 2003 Annual Incentive Compensation Plan, as set forth herein and as may be amended from time to time.

     A pronoun or adjective in the masculine gender includes the feminine gender, and the singular includes the plural, unless the context clearly indicates otherwise.

     3.     Eligibility. Only executive officers of Centex Corporation are eligible to participate in this Plan. The Committee shall select the Participants in the Plan from time to time as evidenced by the execution of Award Agreements under the Plan.

     4.     Plan Administration. The Plan shall be administered by the Committee, which shall have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or appropriate in its sole discretion. All decisions of the Committee shall be binding and conclusive on the Participants. The Committee shall determine all terms and conditions of the Awards.

     No member of the Committee shall be liable for anything done or omitted to be done by him or by any member of the Committee in connection with the performance of any duties under this Plan, except for his own willful misconduct or as expressly provided by statute.

     5.     Awards and Limitations Thereon. An Award will be paid only if specified performance goals set forth in an Award Agreement have been achieved during the course of the relevant Fiscal Year (or such shorter period as may be determined by the Committee) by an individual, Centex Corporation, an Affiliate, or one or more business units of Centex Corporation or an Affiliate, as applicable. The amount of the Award will be determined by reference to the formula contained in the relevant Award Agreement, which will describe the performance goal or goals and the percentage of the potential Award to be paid depending upon what level of the performance goal(s) is achieved. By way of example, and not limitation, if the performance goal is return on beginning stockholders equity of Centex Corporation, the formula will set forth different levels of return and the Award to be paid depending upon the level of return achieved. Performance goals will be established no later than the earlier to occur of (x) 90 days after the commencement of the period of service to which the performance goal relates and (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is still substantially uncertain. Performance goals may include: (a) earnings, either in the aggregate or on a per-share basis, reflecting such dilution of shares as the Committee deems appropriate, including operating earnings, pre-tax earnings, earnings before interest and taxes, and earnings before interest, taxes, depreciation and amortization; (b) gross or net revenue; (c) operating or net cash flow; (d) financial return ratios (e.g., return or net return on one or more of the following: assets, net assets, equity, invested capital, revenue); (e) margins, including net, operating or pre-tax margins; (f) total shareholder return; (g) financial ratios (e.g., debt to capitalization or debt to equity); (h) growth in financial measures or ratios (e.g., revenue, earnings, cash flow, stockholders’ equity, margins); or (i) customer satisfaction, based on specified objective goals, or a customer survey sponsored by Centex Corporation, an Affiliate, or one or more business units of Centex Corporation or an Affiliate, as applicable. Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to performance goals, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation §1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions.

     The maximum Award that may be paid to any Participant under this Plan for a Fiscal Year is an amount equal to two percent (2%) of the reported consolidated net income of Centex Corporation and subsidiaries for such Fiscal Year.

     Payment of an Award will be made to the Participant following the conclusion of a Fiscal Year upon the conditions that (a) the performance goal or goals specified in the relevant Award Agreement have been achieved and (b) the Committee has reviewed and approved the Award.

     If during the course of a Fiscal Year the Participant takes a position with Centex Corporation or an Affiliate which is materially different from the position which he or she occupied at the commencement of such Fiscal Year, and the Committee determines that such new position does not involve comparable or greater executive responsibilities than were enjoyed by such Participant at the beginning of such Fiscal Year, then the relevant Award Agreement will automatically be terminated. The Committee will decide, in its sole and absolute discretion, whether the Participant will receive a prorated Award for such Fiscal Year or will forfeit any interest in any Award for such Fiscal Year. Such a prorated Award will only be paid if the Committee determines that the relevant performance goals have been achieved.

     In the event that the Participant is not an employee on the last day of the Plan year, the Award will be treated as set forth in the applicable Award Agreement or as otherwise specified by the Committee.

     6.     Tax Withholding. Centex Corporation shall deduct applicable taxes with respect to the payment of any Award and to take such other action as may be necessary in the opinion of Centex Corporation to satisfy all obligations for withholding of such taxes.

     7.     Non-Assignability. Unless otherwise determined by the Committee, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except to a Beneficiary or by will, the laws of descent and distribution or a domestic relations order. The Committee may prescribe other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 7 shall be null and void.

     8.     Change in Control and Certain Corporate Transactions. Notwithstanding anything to the contrary above, a change in control (as specified below), shall cause the maximum Award to each Participant for the then current fiscal year to be paid to the Participant, immediately prior to such change in control, without regard to the determination as to the periods or achievement of the objective performance goals. For purposes of this Section 8, a change in control shall be deemed to have taken place if there occurs a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Act whether or not the Corporation is then subject to such reporting requirement: provided that without limitation such a change in control shall be deemed to have occurred if:

(i) a third person, including a “Group” as defined in Section 13(d)(3) of the Act, becomes the beneficial owner of shares of the twenty-five cents ($0.25) par value common stock of Centex Corporation having 50% or more of total number of votes that may be cast for the election of Directors of Centex Corporation; or

(ii) as a result of, or in connection with, a contested election for Directors, persons who were Directors of Centex Corporation immediately before such election shall cease to constitute a majority of the Board.

     9.     Plan Year. The plan year will be coterminous with the Fiscal Year, while this Plan is in effect. This Plan will govern annual cash incentive compensation payments following March 31, 2003.

     10.     Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the shareholders of Centex Corporation, to the extent such approval is required by applicable legal requirements.

     11.     No Employment Guaranteed. No provision of this Plan or any Award Agreement hereunder shall confer any right upon any executive officer to continued Employment.

     12.     Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Act or other securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas, without reference to any conflicts of law principles thereof that would require the application of the laws of another jurisdiction.

APPENDIX E

CENTEX CORPORATION

2003 EQUITY INCENTIVE PLAN

     1.     Plan. The Centex Corporation 2003 Equity Incentive Plan (the “Plan”) was adopted by the Corporation to reward certain key Employees of the Corporation and its Affiliates and Non-employee Directors of the Corporation by providing for certain cash benefits and by enabling them to acquire shares of Common Stock of the Corporation.

     2.     Objectives. The purpose of this Centex Corporation 2003 Equity Incentive Plan is to further the interests of the Corporation and its shareholders by providing incentives in the form of Awards to key Employees and Non-employee Directors who can contribute materially to the success and profitability of the Corporation and its Affiliates. Such Awards will recognize and reward outstanding performances and individual contributions and give Participants in the Plan an interest in the Corporation parallel to that of the shareholders, thus enhancing the proprietary and personal interest of such Participants in the Corporation’s continued success and progress. This Plan will also enable the Corporation and its Affiliates to attract and retain such Employees and Non-employee Directors.

     3.     Definitions. As used herein, the terms set forth below shall have the following respective meanings:

     “Affiliate” means a Subsidiary or Joint Venture.

     “Authorized Officer” means the Chief Executive Officer of the Corporation (or any other senior officer of the Corporation to whom he or she shall delegate the authority to execute any Award Agreement, where applicable).

     “Award” means an Employee Award or a Director Award.

     “Award Agreement” means a written agreement setting forth the terms, conditions and limitations applicable to an Award, to the extent the Committee determines such agreement is necessary.

     “Board” means the Board of Directors of the Corporation.

     “Black-Scholes Value” means the formula given by the option pricing model of such name used to calculate the theoretical fair value of a stock option at any given time.

     “Change in Control,” unless otherwise defined by the Committee, means a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, whether or not the Corporation is then subject to such reporting requirement; provided, that, without limitation, such a change in control shall be deemed to have occurred if:

(i) a third person, including a “Group” as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of Common Stock having fifty (50) percent or more of total number of votes that may be cast for the election of Directors; or

(ii) as a result of, or in connection with, a contested election for Directors, persons who were Directors immediately before such election shall cease to constitute a majority of the Board.

     “Code” means the Internal Revenue Code of 1986, as amended from time to time.

     “Committee” means the independent Compensation Committee of the Board as is designated by the Board to administer the Plan.

     “Common Stock” means Centex Corporation common stock, par value $.25 per share.

     “Corporation” means Centex Corporation, a Nevada corporation, or any successor thereto.

     “Director” means an individual who is a member of the Board.

     “Director Award” means any Option, Stock Award or Performance Award granted, whether singly, in combination or in tandem, to a Participant who is a Non-employee Director pursuant to such applicable terms, conditions and limitations (including treatment as a Performance Award) as the Committee may establish in order to fulfill the objectives of the Plan.

     “Disability” means a disability that renders the Participant unable to engage in any occupation in accordance with the terms of the Long Term Disability Plan of Centex Corporation.

     “Dividend Equivalents” means, with respect to Stock Units or shares of Restricted Stock that are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record during the Restriction Period on a like number of shares of Common Stock.

     “Employee” means an employee of the Corporation or any of its Affiliates.

     “Employee Award” means any Option, Stock Award, or Performance Award granted, whether singly, in combination or in tandem, to a Participant who is an Employee pursuant to such applicable terms, conditions and limitations (including treatment as a Performance Award) as the Committee may establish in order to fulfill the objectives of the Plan.

     “Employee Director” means an individual serving as a member of the Board who is an Employee of the Corporation or any of its Affiliates.

     “Equity Award” means any Option, Stock Award, or Performance Award (other than a Performance Award denominated in cash) granted to a Participant under the Plan.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     “Fair Market Value” of a share of Common Stock means, as of a particular date, (i) (A) if Common Stock is listed on a national securities exchange, the mean between the highest and lowest sales price per share of such Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the next succeeding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of exercise, (B) if Common Stock is not so listed but is quoted on the NASDAQ National Market, the mean between the highest and lowest sales price per share of Common Stock reported by the NASDAQ National Market on that date, or, if there shall have been no such sale so reported on that date, on the next succeeding date on which such a sale was so reported or, at the discretion of the Committee, the price prevailing on the NASDAQ National Market at the time of exercise, (C) if Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the next succeeding date on which such quotations shall be available, as reported by the NASDAQ Stock Market, or, if not reported by the NASDAQ Stock Market, by the National Quotation Bureau Incorporated or (D) if Common Stock is not publicly traded, the most recent value determined by an independent appraiser appointed by the Corporation for such purpose, or (ii) if applicable, the price per share as determined in accordance with the procedures of a third party administrator retained by the Corporation to administer the Plan.

     “Grant Date” means the date an Award is granted to a Participant pursuant to the Plan. The Grant Date for a substituted award is the Grant Date of the original award.

     “Grant Price” means the price at which a Participant may exercise his or her right to receive cash or Common Stock, as applicable, under the terms of an Award.

     “Joint Venture” means any joint venture, partnership, limited liability company or other non-corporate entity in which the Corporation has at least 50% ownership, voting, capital or profit interests (in whatever form).

     “Non-employee Director” means an individual serving as a member of the Board who is not an Employee of the Corporation or any of its Affiliates.

     “Option” means a right to purchase a specified number of shares of Common Stock at a specified Grant Price, which is not intended to comply with the requirements set forth in Section 422 of the Code.

     “Participant” means an Employee or Non-employee Director to whom an Award has been granted under this Plan.

     “Performance Award” means an Award made pursuant to this Plan that is subject to the attainment in the future of one or more Performance Goals.

     “Performance Goal” means a standard established by the Committee, to determine in whole or in part whether a Qualified Performance Award shall be earned.

     “Qualified Performance Award” means a Performance Award made to a Participant who is an Employee that is intended to qualify as qualified performance-based compensation under Section 162(m) of the Code, as described in Section 8(a)(iii)(B) of the Plan.

     “Restricted Stock” means Common Stock that is restricted or subject to forfeiture provisions.

     “Restriction Period” means a period of time beginning as of the Grant Date of an Award of Restricted Stock and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

     “Retirement” means termination from employment at age 62 or later with at least 10 years of service.

     “Stock Award” means an Award in the form of shares of Common Stock or Stock Units, including an award of Restricted Stock.

     “Stock Unit” means a unit equal to one share of Common Stock (as determined by the Committee) granted to either an Employee or a Non-employee Director.

     “Subsidiary” means any corporation of which the Corporation directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation.

     4.     Eligibility.

(a) Employees. Employees eligible for the grant of Employee Awards under this Plan are those Employee Directors and Employees who hold positions of responsibility and whose performance, in the judgment of the Committee, can have a significant effect on the success of the Corporation and its Affiliates.

(b) Directors. Members of the Board eligible for the grant of Director Awards under this Plan are those who are Non-employee Directors.

     5.     Common Stock Available for Awards. Subject to the provisions of paragraph 15 hereof, no Award shall be granted if it shall result in the aggregate number of shares of Common Stock issued under the Plan plus the number of shares of Common Stock covered by or subject to Awards then outstanding (after giving effect to the grant of the Award in question) to exceed 3,000,000 shares. No more than 1,000,000 shares of Common Stock shall be available for Stock Awards, other than Options or Performance Awards. The number of shares of Common Stock that are the subject of Awards under this Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for Awards hereunder. If the Grant Price or other purchase price of any Option or other Award granted under the Plan is satisfied by tendering shares of Common Stock to the Corporation by either actual delivery or by attestation, or if the tax withholding obligation resulting from the settlement of any such Option or other Award is satisfied by tendering or withholding shares of Common Stock, only the number of shares of Common Stock issued net of the shares of Common Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. Shares of Common Stock delivered under the Plan in settlement, assumption or substitution of outstanding awards or obligations to grant future awards under the plans or arrangements of another entity shall not reduce the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution is a result of the Corporation or an Affiliate acquiring another entity or an interest in another entity. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate. The Board and the appropriate officers of the Corporation shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

     6.     Administration.

(a) This Plan shall be administered by the Committee except as otherwise provided herein.

(b) Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Corporation and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions applicable to an Award, waive any restriction or other provision of this Plan (insofar as such provision relates to Awards) or an Award or otherwise amend or modify an Award in any manner that is either (i) not adverse to the Participant to whom such Award was granted or (ii) consented to by such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee, with respect to Awards, in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

(c) No member of the Committee or officer of the Corporation to whom the Committee has delegated authority in accordance with the provisions of paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Corporation in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

     7.     Delegation of Authority. Following the authorization of a pool of cash or shares of Common Stock to be available for Awards, the Committee may authorize the Chief Executive Officer of the Corporation or a committee consisting solely of members of the Board to grant individual Employee Awards from such pool pursuant to such conditions or limitations as the Committee may establish. The Committee may also delegate to the Chief Executive Officer and to other executive officers of the Corporation its administrative duties under this Plan (excluding its granting authority) pursuant to such conditions or limitations as the Committee may establish. The Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

     8.     Awards.

(a) The Committee shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Participants who are to be the recipients of such Awards. Each Award may, in the discretion of the Committee, be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and, if required by the Committee, shall be signed by the Participant to whom the Award is granted and by an Authorized Officer for and on behalf of the Corporation. Awards may consist of those listed in this paragraph 8(a) and may be granted singly, in combination or in tandem. Awards may also be granted in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Corporation or any of its Affiliates, including the plan of any acquired entity. An Award may provide for the grant or issuance of additional, replacement or alternative Awards upon the occurrence of specified events. All or part of an Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Corporation and its Affiliates, achievement of specific business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance.

(i) Option. An Employee Award or Director Award may be in the form of an Option. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option on the Grant Date. Notwithstanding anything contrary contained in this Plan including Sections 8(a)(i)(A) and (B), in no event shall the term of the Option extend more than ten (10) years after the Grant Date. Options may not include provisions that “reload” the option upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded to Participants pursuant to this Plan, including the Grant Price, the term of the Options, the number of shares subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Committee.

(A) Except as is otherwise provided in the Award Agreement and subject to Committee discretion as provided in Section 6(b):

(1) all rights to exercise an Option shall terminate within four (4) months after the date the Participant ceases to be an Employee, or ceases to be a Director, whichever may occur later, for any reason other than death or Disability (but in no event later than the end of the original period of the Option).

(2) In the event of a Participant’s death, an Option will terminate fifteen (15) months thereafter.

(3) In the event of a Participant’s Disability and resulting termination of employment, an Option will terminate six (6) months after such Participant’s employment termination date.

(4) In the event the employment of the Participant is terminated for cause (as determined by the Committee), all Options whether or not vested shall terminate immediately.

(5) All unvested Options are cancelled upon termination of employment; except that all non-qualified options shall immediately vest upon Retirement.

(B) However, if an Option is held by a Director who, on the date he or she ceases to be a Director (and, if also an Employee, ceases to be an Employee), is at least 62 years old and has at least ten (10) years of service as a Director, then all Common Stock subject to such Option will vest on the date the Director ceases to be a Director, and all rights to exercise such Option will terminate three (3) years thereafter. Also, if an Option is held by a Director who, on the date he or she ceases to be a Director (and, if also an Employee, ceases to be an Employee), is less than 62 years old or has less than ten (10) years of service as a Director, then all Common Stock subject to such Option will continue to vest in accordance with its terms for a period of three (3) years following such date, and all rights to exercise such Option will terminate three (3) years after such date. If Options are awarded in the final two (2) years of the term of a Director who is approaching age 70, or an Employee Director who is at least age 55 with at least ten (10) years of service and his or her age plus years of service equal at least 70, the outside exercise date is the one provided in the Option or seven (7) years from the grant date, whichever occurs earlier. This paragraph 8(a)(i)(B) shall not apply to a Participant who is terminated for cause (as determined by the Committee).

(ii) Stock Award. An Employee Award or Director Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted to Participants pursuant to this Plan shall be determined by the Committee; provided that any Stock Award which is not a Performance Award shall have a minimum Restriction Period of three years from the Grant Date, provided that (i) the Committee may provide for earlier vesting upon a termination of employment by reason of death, Disability or Retirement, (ii) such three-year minimum Restriction Period shall not apply to a Stock Award that is granted in lieu of salary or bonus, and (iii) vesting of a Stock Award may occur incrementally over the three-year minimum Restricted Period.

(iii) Performance Award. Without limiting the type or number of Employee Awards or Director Awards that may be made under the other provisions of this Plan, an Employee Award or Director Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to any Performance Awards granted to Participants pursuant to this Plan shall be determined by the Committee; provided that any Stock Award which is a Performance Award shall have a minimum Restriction Period of one year from the Grant Date, provided that the Committee may provide for earlier vesting upon a termination of employment by reason of death, Disability or Retirement. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant.

(A) Nonqualified Performance Awards. Performance Awards granted to Employees or Directors that are not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be based on achievement of such goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

(B) Qualified Performance Awards. Performance Awards granted to Employees under the Plan that are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (x) 90 days after the commencement of the period of service to which the Performance Goal relates and (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business units or divisions of the Corporation or the applicable sector, or the Corporation as a whole, and if so desired by the Committee, by comparison with a peer group of companies.

A Performance Goal may include one or more of the following: (a) earnings, either in the aggregate or on a per-share basis, reflecting such dilution of shares as the Committee deems appropriate, including operating earnings, pre-tax earnings, earnings before interest and taxes, and earnings before interest, taxes, depreciation and amortization; (b) gross or net revenue; (c) operating or net cash flow; (d) financial return ratios (e.g., return or net return on one or more of the following: assets, net assets, equity, invested capital, revenue); (e) margins, including net, operating or pre-tax margins; (f) total shareholder return; (g) financial ratios (e.g., debt to capitalization or debt to equity); (h) growth in financial measures or ratios (e.g., revenue, earnings, cash flow, stockholders’ equity, margins); or (i) customer satisfaction, based on specified objective goals, or a customer survey sponsored by the Corporation or one or more business units or divisions of the Corporation.

(C) Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Qualified Performance Awards, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation §1.162-27(e)(2)(i), as to grants to those Employees whose compensation is, or is likely to be, subject to Section 162(m) of the Code, and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee.

(b) Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Employee Awards made hereunder:

(i) no Participant may be granted, during any fiscal year, Employee Awards consisting of Options (including Options that are granted as Performance Awards) that are exercisable for more than 500,000 shares of Common Stock;

(ii) no Participant may be granted, during any fiscal year, Employee Awards consisting of Stock Awards (including Stock Awards that are granted as Performance Awards) covering or relating to more than 250,000 shares of Common Stock (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above and (c)(i) and (ii) below, being hereinafter collectively referred to as the “Stock Based Awards Limitations”); and

(iii) no Participant may be granted Employee Awards under this Plan consisting of cash (including Awards that are granted as Performance Awards) in respect of any fiscal year having a value determined on the Grant Date in excess of an amount equal to 2% of the consolidated net income of the Corporation and its subsidiaries for such fiscal year plus the Black-Scholes Value, determined as of the Option Grant Date, of Options on 100,000 shares of Common Stock determined as if such Options had an Option Grant Date on the effective date of the Employee Award.

(c) Notwithstanding anything to the contrary contained in this Plan the following limitations shall apply to any Director Awards made hereunder:

(A) no Participant may be granted, during any fiscal year, Director Awards consisting of Options (including Options that are granted as Performance Awards) that are exercisable for more than 25,000 shares of Common Stock and

(B) no Participant may be granted, during any fiscal year, Director Awards consisting of Stock Awards (including Stock Awards that are granted as Performance Awards) covering or relating to more than 15,000 shares of Common Stock.

     9.     Change in Control. Notwithstanding the provisions of paragraph 8 hereof, unless otherwise expressly provided in the applicable Award Agreement, or as otherwise specified in the terms of an Equity Award, in the event of a Change in Control during a Participant’s employment (or service as a Non-employee Director) with the Corporation or one of its Affiliates, each Equity Award granted under this Plan to the Participant shall become immediately vested and fully exercisable, with performance-based equity awards vested at target level (regardless of the otherwise applicable vesting or exercise schedules or Performance Goals provided for under the Award Agreement or the terms of the Equity Award).

     10.     Payment of Awards.

(a) General. Payment made to a Participant pursuant to an Award may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee shall determine, including, in the case of Common Stock, restrictions on transfer and forfeiture provisions. If such payment is made in the form of Restricted Stock, the Committee shall specify whether the underlying shares are to be issued at the beginning or end of the Restriction Period. In the event that shares of Restricted Stock are to be issued at the beginning of the Restriction Period, the certificates evidencing such shares (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. In the event that shares of Restricted Stock are to be issued at the end of the Restricted Period, the right to receive such shares shall be evidenced by book entry registration or in such other manner as the Committee may determine.

(b) Deferral. With the approval of the Committee, amounts payable in respect of Awards may be deferred and paid either in the form of installments or as a lump-sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards or any other compensation otherwise payable by the Corporation in accordance with procedures established by the Committee and may provide that such deferred compensation may be payable in shares of Common Stock. Any deferred payment pursuant to an Award, whether elected by the Participant or specified by the Award Agreement or the terms of the Award or by the Committee, may be forfeited if and to the extent that the Award Agreement or the terms of the Award so provide.

(c) Dividends, Earnings and Interest. Rights to dividends or Dividend Equivalents may be extended to and made part of any Stock Award, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest or other earnings on deferred cash payments and Dividend Equivalents for Stock Awards.

(d) Substitution of Awards. Subject to paragraphs 13 and 15, at the discretion of the Committee, a Participant who is an Employee may be offered an election to substitute an Employee Award for another Employee Award or Employee Awards of the same or different type.

     11.     Option Exercise. Following exercise the Grant Price shall be paid in full in cash at the time of delivery of the stock or, if permitted by the Committee and elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants to tender Common Stock or other Awards. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this paragraph.

     An optionee desiring to pay the Grant Price of an Option by tendering Common Stock using the method of attestation may, subject to any such conditions and in compliance with any such procedures as the Committee may adopt, do so by attesting to the ownership of Common Stock of the requisite value in which case the Corporation shall issue or otherwise deliver to the optionee upon such exercise a number of shares of Common Stock subject to the Option equal to the result obtained by dividing (a) the excess of the aggregate Fair Market Value of the shares of Common Stock subject to the Option for which the Option (or portion thereof) is being exercised over the Grant Price payable in respect of such exercise by (b) the Fair Market Value per share of Common Stock subject to the Option, and the optionee may retain the shares of Common Stock the ownership of which is attested.

     12.     Taxes. The Corporation or its designated third party administrator shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Corporation to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Corporation of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Committee may provide for loans, on either a short term or demand basis, from the Corporation to a Participant who is an Employee to permit the payment of taxes required by law.

     13.     Amendment, Modification, Suspension or Termination of the Plan. The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (i) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (ii) no amendment or alteration shall be effective prior to its approval by the stockholders of the Corporation to the extent such approval is required by applicable legal requirements or the requirements of the securities exchange on which the Corporation’s stock is listed. Notwithstanding anything herein to the contrary, without the prior approval of the Corporation’s stockholders, Options issued under the Plan will not be repriced, replaced, or regranted through cancellation or by decreasing the exercise price of a previously granted Option.

     14.     Assignability. Unless otherwise determined by the Committee and provided in the Award Agreement or the terms of the Award or to a family limited partnership, trust or similar entity pre-approved by the Committee, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will, beneficiary designation or the laws of descent and distribution. In the event that a beneficiary designation conflicts with an assignment by will, the beneficiary designation will prevail. The Committee may prescribe and include in applicable Award Agreements or the terms of the Award other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this paragraph 14 shall be null and void.

     15.     Adjustments.

(a) The existence of outstanding Awards shall not affect in any manner the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Corporation or its business or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the existing Common Stock) or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

(b) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by outstanding Awards, (iii) the Grant Price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Stock Based Awards Limitations shall each be proportionately adjusted by the Board as appropriate to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Corporation, any consolidation or merger of the Corporation with another corporation or entity, the adoption by the Corporation of any plan of exchange affecting Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Board may make appropriate adjustments to (i) the number of shares of Common Stock reserved under this Plan, (ii) the number of shares of Common Stock covered by Awards, (iii) the Grant Price or other price in respect of such Awards, (iv) the appropriate Fair Market Value and other price determinations for such Awards, and (v) the Stock Based Awards Limitations to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall be authorized (x) to assume under the Plan previously issued compensatory awards, or to substitute new Awards for previously issued compensatory awards, including Awards, as part of such adjustment or (y) to cancel Awards that are Options and give the Participants who are the holders of such Awards notice and opportunity to exercise for 30 days prior to such cancellation.

     16.     Restrictions. No Common Stock or other form of payment shall be issued with respect to any Award unless the Corporation shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

     17.     Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants under this Plan, any such accounts shall be used merely as a bookkeeping convenience, including bookkeeping accounts established by a third party administrator retained by the Corporation to administer the Plan. The Corporation shall not be required to segregate any assets for purposes of this Plan or Awards hereunder, nor shall the Corporation, the Board or the Committee be deemed to be a trustee of any benefit to be granted under this Plan. Any liability or obligation of the Corporation to any Participant with respect to an Award under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement or the terms of the Award, and no such liability or obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

     18.     Right to Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Corporation to terminate any Participant’s employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Corporation.

     19.     Successors. All obligations of the Corporation under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Corporation, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Corporation.

     20.     Governing Law. This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.

     21.     Effectiveness. The Plan will be submitted to the stockholders of the Corporation for approval at the 2003 annual meeting of shareholders and, if approved, will become retroactively effective as of April 1, 2003.

CENTEX CORPORATION	Please Mark Here ☐ for Address Change or Comments SEE REVERSE SIDE

1.	Election of directors listed below to serve until the Annual Meeting of Stockholders in 2006.	The Board of Directors recommends that you vote FOR the election of all the nominees in Item 1 and FOR Items 2, 3 and 4.

FOR all nominees listed below (except as marked to the contrary).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.	☐	☐	ELECTRONIC CONSENT (see below)*	2.	Approval of the 2003 Annual Incentive Compensation Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.) 01 Dan W. Cook III, 02 Thomas J. Falk, 03 Laurence E. Hirsch and 04 Thomas M. Schoewe						3.	Approval of the Centex Corporation 2003 Equity Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING.						4.	Ratification of the appointment of independent auditor for 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐
						5.	In their discretion, on such other business as may properly be brought before the meeting or any adjournment thereof.

Signature	Signature	Date
UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4 and, in the discretion of the named proxies, upon such other business as may properly be brought before the meeting or any adjournment thereof. By executing this proxy, the undersigned hereby revokes prior proxies relating to the meeting.

You may vote and submit your proxy at 1-800-435-6710 or http://www.eproxy.com/ctx through 11:00 PM Eastern Time the day prior to annual meeting day.
*	By checking the electronic consent box above, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

o FOLD AND DETACH HERE o

Vote by Internet or Telephone or Mail 24 Hours a Day,7 Days a Week
Internet and telephone voting is available through 11 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

           Internet http://www.eproxy.com/ctx
Use the Internet to vote your proxies. Have your proxy cards in hand when you access the web site. You will be prompted to enter your control numbers, located in the box above and below, to create and submit an electronic ballot.	OR	Telephone 1-800-435-6710
Use any touch-tone telephone to vote your proxies. Have your proxy cards in hand when you call. You will prompted to enter your control numbers, located in the box above and below, and then follow the directions given.	OR	Mail Mark, sign and date your proxy cards and return them in the enclosed postage-paid envelope.
If you vote your proxies by internet or by telephone, you do NOT need to mail back your proxy cards.
o FOLD AND DETACH HERE o
3333 HOLDING CORPORATION

Please Mark Here ☐ for Address Change or Comments SEE REVERSE SIDE

1.	Election of directors listed below to serve until the Annual Meeting of Stockholders in 2006.	The Board of Directors recommends that you vote FOR the election of all the nominees in Item 1 and FOR Item 2.

FOR all nominees listed below (except as marked to the contrary)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.	☐	☐	ELECTRONIC CONSENT (see below)*	2.	Ratification of the appointment of independent auditor for 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.) 01 Josiah O. Low, III, 02 David M. Sherer, 03 Stephen M. Weinberg and 04 Roger O. West						3.	In their discretion, on such other business as may properly be brought before the meeting or any adjournment thereof.
THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING.

Signature	Signature	Date
UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1, AND 2 and, in the discretion of the named proxies, upon such other business as may properly be brought before the meeting or any adjournment thereof. By executing this proxy, the undersigned hereby revokes prior proxies relating to the meeting.

You may vote and submit your proxy at 1-800-435-6710 or http://www.eproxy.com/ctx through 11:00 PM Eastern Time the day prior to annual meeting day.
*	By checking the electronic consent box above, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

CENTEX CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS — JULY 17, 2003

The undersigned hereby appoints Laurence E. Hirsch and Timothy R. Eller (acting unanimously or, if only one be present, by that one alone), and each of them, proxies, with full power of substitution to each, to vote, as specified on the reverse side, at the Annual Meeting of Stockholders of Centex Corporation (“Centex”) to be held July 17, 2003, or any adjournment thereof, all shares of Common Stock of Centex registered in the name of the undersigned at the close of business on May 29, 2003.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE BALLOT ON THE REVERSE SIDE, BUT IF NO INSTRUCTIONS ARE INDICATED, THEN THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 5.

By execution of this proxy, you hereby acknowledge receipt herewith of Notice of Annual Meeting and Proxy Statement for the July 17, 2003 Annual Meeting.

READ, EXECUTE AND DATE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE.

If you vote your proxies by Internet or by telephone, you do NOT need to mail back your proxy cards.

Address Change/Comments (Mark the corresponding box on the reverse side)

o FOLD AND DETACH HERE o

Proxies are being separately solicited by the Boards of Directors of Centex Corporation and
3333 Holding Corporation. To ensure representation of your shares at the annual meetings of
BOTH companies, you must vote and submit both proxies by telephone, over the Internet or by marking and returning BOTH proxy cards in the enclosed envelope.
PLEASE TEAR OFF AND DISCARD THIS STUB.

o FOLD AND DETACH HERE o

3333 HOLDING CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS — JULY 17, 2003

The undersigned hereby appoints Roger O. West and Stephen M. Weinberg (acting unanimously or, if only one be present, by that one alone), and each of them, proxies, with full power of substitution to each, to vote, as specified on the reverse side, at the Annual Meeting of Stockholders of 3333 Holding Corporation (“Holding”) to be held July 17, 2003, or any adjournment thereof, all the beneficial interest of the undersigned in that portion of the 1,000 shares (the “Shares”) of Common Stock of Holding registered in the name of Mellon Investor Services LLC (the “Nominee”) pursuant to that certain Nominee Agreement dated November 30, 1987, as amended, by and among Holding, Centex Corporation (“Centex”), Centex Development Company, L.P. and the Nominee, at the close of business on May 29, 2003 (the “Record Date”), that the total number of shares of Common Stock of Centex held by the undersigned on the Record Date (being the number of shares shown on this proxy beside the name of the undersigned) bears to the total number of shares of Centex Common Stock outstanding on the Record Date.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE BALLOT ON THE REVERSE SIDE, BUT IF NO INSTRUCTIONS ARE INDICATED, THEN THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 3.

By execution of this proxy, you hereby acknowledge receipt herewith of Notice of Annual Meeting and Proxy Statement for the July 17, 2003 Annual Meeting.

READ, EXECUTE AND DATE REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE.

If you vote your proxies by Internet or by telephone, you do NOT need to mail back your proxy cards.

Address Change/Comments (Mark the corresponding box on the reverse side)